UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File No. 811-08777

CREDIT SUISSE HIGH YIELD BOND FUND

(Exact Name of Registrant as Specified in Charter)

Eleven Madison Avenue, New York, New York 10010

(Address of Principal Executive Offices) (Zip Code)

John G. Popp

Credit Suisse High Yield Bond Fund

Eleven Madison Avenue

New York, New York 10010

Registrant’s telephone number, including area code: (212) 325-2000

Date of fiscal year end: October 31

Date of reporting period: November 1, 2021 to April 30, 2022

Item 1. Reports to Stockholders.

Credit Suisse High Yield Bond Fund

Eleven Madison Avenue

New York, NY 10010

Trustees

Steven N. Rappaport

Chairman of the Board

Laura A. DeFelice

Jeffrey E. Garten

Mahendra R. Gupta

John G. Popp

Officers

John G. Popp

Chief Executive Officer and President

Thomas J. Flannery

Chief Investment Officer

Rachael Hoffman

Chief Compliance Officer

Lou Anne McInnis

Chief Legal Officer

Omar Tariq

Chief Financial Officer and Treasurer

Karen Regan

Senior Vice President and Secretary

Investment Adviser

Credit Suisse Asset Management, LLC

Eleven Madison Avenue

New York, NY 10010

Administrator and Custodian

State Street Bank and Trust Co.

One Lincoln Street

Boston, MA 02111

Shareholder Servicing Agent

Computershare Trust Company, N.A.

P.O. Box 30170

College Station, TX 77842-3170

Legal Counsel

Willkie Farr & Gallagher LLP

787 7th Avenue

New York, NY 10019

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

Credit Suisse

High Yield Bond Fund

SEMIANNUAL REPORT

April 30, 2022

(unaudited)

Credit Suisse High Yield Bond Fund

Semiannual Investment Adviser’s Report

April 30, 2022 (unaudited)

June 9, 2022

Dear Shareholder:

We are pleased to present this Semiannual Report covering the activities of the Credit Suisse High Yield Bond Fund (the “Fund”) for the six-month period ended April 30, 2022.

Performance Summary

11/1/21 – 4/30/22

Fund & Benchmark	Performance
Total Return (based on net asset value (“NAV”))[1]	(6.47%)
Total Return (based on market value)[1]	(13.34%)
ICE BofA US High Yield Constrained Index[2]	(7.18%)

Market Review: Inflation and Uncertainty

The semiannual period ended April 30, 2022 (the “period”) was negative for the high yield market. Risk assets came under pressure due to tightening global financial conditions, economic uncertainty driven by the crisis in Ukraine, and the lasting effects of the COVID-19 pandemic.

The ICE BofA US High Yield Constrained Index (the “Index” and the Fund’s Benchmark), lost -7.18% for the period. After posting a third straight year of positive returns in 2021, the high yield market started 2022 with negative returns in each of the first four months of the year. Longer term U.S. Treasury yields widened out meaningfully ahead of the U.S. Federal Reserve’s interest rate hike in March. Yields continued to increase, as inflationary pressure and geopolitical tensions gripped the global economy. Overall, yields within the high yield asset class increased to end the period at 6.96%—275 basis points wider than yields as of October 31, 2021—while spreads widened more moderately, to +415 basis points versus +328 basis points.

For the period, B-rated bonds strongly outperformed the Index, losing -5.83% during the period. CCC-rated bonds were relatively in line with the Index, losing -7.13%. Conversely, BB-rated bonds underperformed the Index, losing -8.04%.

From an industry perspective, oil field equipment & services, oil refining & marketing, and transport infrastructure/services were the best performing sectors, returning +1.21%, +0.57% and -3.72%, respectively, during the period. In contrast, the worst performing sectors included discount stores, automakers, and beverage, losing -23.77%, -11.82% and -11.64%, respectively.

Default activity has been remarkably low in recent months for the high yield market. According to JPMorgan, the default rate, including distressed exchanges, ended the period at 0.48%—down 320 basis points over the prior year. In 2022, while we expect default rates to trend higher, we believe they will remain well below long-term averages.

After a very strong period of inflows in 2020—with mutual funds bringing in $44.9 billion—flows turned negative in 2021 (-$13.2 billion). So far in 2022, outflows have accelerated and total $33.3 billion, as of April 30, 2022.

New high yield bond issuance totaled a record $483.0 billion for 2021, an increase of approximately 7% year-over-year. In the year-to-date through April 30, 2022, high yield issuance totaled $57.4 billion—down approximately 72% year-over-year, as capital markets activity has slowed down due to volatility and economic uncertainty.

Credit Suisse High Yield Bond Fund

Semiannual Investment Adviser’s Report (continued)

April 30, 2022 (unaudited)

Strategic Review and Outlook: Cautiously optimistic

For the six-month period ending April 30, 2022, the Fund outperformed its benchmark. Positive security selection in the basic industry and leisure sectors contributed to relative performance. Additionally, underweights and positive security selection in both the media and consumer goods sectors also added to relative returns.

We have been impressed with the pricing power and earnings levels that leveraged finance companies have been able to maintain in the face of unprecedented inflation. However, looking forward, we are concerned about potential for demand erosion, particularly in the consumer and housing sectors. Additionally, given the uncertain earnings outlook, we expect to see increased volatility in all risk asset classes that could lead to opportunities. We believe default rates should remain below historical levels, although it is likely the current economic environment will eventually result in an increase in defaults.

Thomas J. Flannery	John G. Popp
Chief Investment Officer*	Chief Executive Officer and President**

High yield bonds are lower-quality bonds that are also known as “junk bonds.” Such bonds entail greater risks than those found in higher-rated securities.

The Fund is non-diversified, which means it may invest a greater proportion of its assets in securities of a smaller number of issuers than a diversified fund and may therefore be subject to greater volatility.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign markets, industry and economic trends and developments and government regulation, and their potential impact on the Fund’s investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Fund, could be materially different from those projected, anticipated or implied. The Fund has no obligation to update or revise forward-looking statements.

The views of the Fund’s management are as of the date of this letter and the Fund holdings described in this document are as of April 30, 2022; these views and Fund holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

[1]	Assuming reinvestment of distributions.
[2]

The ICE BofA US High Yield Constrained Index (the “Index”) is an unmanaged index that tracks the performance of below investment-grade U.S. dollar-denominated corporate bonds issued in the U.S. domestic market, where each issuer’s allocation is limited to 2% of the Index. The Index does not have transaction costs and investors cannot invest directly in the Index.

*

Thomas J. Flannery, Managing Director, is the Head of the Credit Suisse U.S. High Yield Management Team. Mr. Flannery joined Credit Suisse Asset Management, LLC (“Credit Suisse”) in June 2010. He is a portfolio manager for the Credit Investments Group (“CIG”) with responsibility for trading, directing investment decisions, originating and analyzing investment opportunities. Mr. Flannery is also a member of the CIG Credit Committee and is currently a high yield bond portfolio manager and trader for CIG. Mr. Flannery joined Credit Suisse AG in 2000 from First Dominion Capital, LLC where he was an Associate. Mr. Flannery holds a B.S. in Finance from Georgetown University.

**

John G. Popp is a Managing Director of Credit Suisse and Group Head and Chief Investment Officer of CIG, with primary responsibility for making investment decisions and monitoring processes for CIG’s global investment strategies. Mr. Popp also serves as Trustee, Chief Executive Officer and President of the Credit Suisse Funds, as well as serving as Director, Chief Executive Officer and President for the Credit Suisse Asset Management Income Fund, Inc. and Trustee, Chief Executive Officer and President of the Credit Suisse High Yield Bond Fund. Mr. Popp has been associated with Credit Suisse since 1997.

Credit Suisse High Yield Bond Fund

Semiannual Investment Adviser’s Report (continued)

April 30, 2022 (unaudited)

	1 Year	5 Years	10 Years
Net Asset Value (NAV)	(4.09)%	5.10%	7.47%
Market Value	(8.26)%	3.25%	5.88%

Credit Suisse may waive fees and/or reimburse expenses, without which performance would be lower. Waivers and/or reimbursements are subject to change and may be discontinued at any time. Returns represent past performance and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total investment return at NAV is based on the change in the NAV of Fund shares and assumes reinvestment of dividends, capital gains, and return of capital distributions, if any, at prices pursuant to the Fund’s dividend reinvestment program. Total investment return at market value is based on the change in the market price at which the Fund’s shares traded on the NYSE American during the period and assumes reinvestment of dividends, capital gains, and return of capital distributions, if any, at prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on NAV and share price. Past performance is no guarantee of future results. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, NAV and market price will fluctuate. Performance information current to the most recent month end is available by calling 1-800-293-1232.

The annualized gross and net expense ratios are 1.88% and 1.71%, respectively.

Credit Quality Breakdown*

(% of Total Investments as of April 30, 2022)

S&P Ratings**

BBB	0.5%
BB	26.5
B	39.5
CCC	24.8
CC	0.1
NR	6.3

Subtotal	97.7
Equity and Other	2.3

Total	100.0%

*	Expressed as a percentage of total investments (excluding securities lending collateral, if applicable) and may vary over time.
**

Credit Quality is based on ratings provided by the S&P Global Ratings Division of S&P Global Inc. (“S&P”). S&P is a main provider of ratings for credit assets classes and is widely used amongst industry participants. The NR category consists of securities that have not been rated by S&P.

Credit Suisse High Yield Bond Fund

Schedule of Investments

April 30, 2022 (unaudited)

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (100.0%)

Aerospace & Defense (0.7%)

$365	KBR, Inc., Rule 144A, Company Guaranteed Notes (Callable 09/30/23 @ 102.38)(1)	(BB-, Ba3)	09/30/28	4.750	$345,060

1,250	TransDigm, Inc., Global Company Guaranteed Notes (Callable 05/31/22 @ 103.75)	(B-, B3)	03/15/27	7.500	1,261,075

					1,606,135

Auto Parts & Equipment (1.9%)

4,030	Clarios U.S. Finance Co., Rule 144A, Company Guaranteed Notes (Callable 05/31/22 @ 104.25)(1)	(CCC+, Caa1)	05/15/27	8.500	4,032,579

450	Cooper-Standard Automotive, Inc., Rule 144A, Company Guaranteed Notes (Callable 05/16/22 @ 102.81)(1)	(CCC-, Caa2)	11/15/26	5.625	212,392

350	Tenneco, Inc., Rule 144A, Senior Secured Notes (Callable 01/15/24 @ 103.94)(1)	(B+, Ba3)	01/15/29	7.875	354,106

					4,599,077

Automakers (0.5%)

300	Thor Industries, Inc., Rule 144A, Company Guaranteed Notes (Callable 10/15/24 @ 102.00)(1)	(BB-, B1)	10/15/29	4.000	253,908

990	Winnebago Industries, Inc., Rule 144A, Senior Secured Notes (Callable 07/15/23 @ 103.13)(1)	(BB+, Ba3)	07/15/28	6.250	983,565

					1,237,473

Brokerage (0.6%)

1,320	StoneX Group, Inc., Rule 144A, Senior Secured Notes (Callable 06/15/22 @ 104.31)(1)	(BB-, Ba3)	06/15/25	8.625	1,382,324

Building & Construction (2.8%)

2,010	Adams Homes, Inc., Rule 144A, Company Guaranteed Notes (Callable 05/16/22 @ 103.75)(1)	(B+, B2)	02/15/25	7.500	1,964,363

600	APi Escrow Corp., Rule 144A, Company Guaranteed Notes (Callable 10/15/24 @ 102.38)(1)	(B, B1)	10/15/29	4.750	545,865

1,570	Installed Building Products, Inc., Rule 144A, Company Guaranteed Notes (Callable 02/01/23 @ 102.88)(1)	(B+, B1)	02/01/28	5.750	1,489,485

2,400	PGT Innovations, Inc., Rule 144A, Company Guaranteed Notes (Callable 10/01/24 @ 102.19)(1)	(B+, B1)	10/01/29	4.375	2,108,916

600	Pike Corp., Rule 144A, Company Guaranteed Notes (Callable 09/01/23 @ 102.75)(1)	(CCC+, B3)	09/01/28	5.500	551,337

					6,659,966

Building Materials (5.2%)

300	Builders FirstSource, Inc., Rule 144A, Company Guaranteed Notes (Callable 03/01/25 @ 102.50)(1)	(BB-, Ba2)	03/01/30	5.000	277,907

1,150	Eco Material Technologies, Inc., Rule 144A, Senior Secured Notes (Callable 01/31/24 @ 103.94)(1)	(B, B2)	01/31/27	7.875	1,114,839

2,610	Foundation Building Materials, Inc., Rule 144A, Company Guaranteed Notes (Callable 03/01/24 @ 103.00)(1)	(CCC+, Caa1)	03/01/29	6.000	2,126,863

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

April 30, 2022 (unaudited)

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)

Building Materials

$1,970	James Hardie International Finance DAC, Rule 144A, Company Guaranteed Notes (Callable 01/15/23 @ 102.50)(1)	(BB+, Ba1)	01/15/28	5.000	$1,902,596

2,497	MIWD Finance Corp., Rule 144A, Company Guaranteed Notes (Callable 02/01/25 @ 102.75)(1)	(B, B3)	02/01/30	5.500	2,162,901

1,750	Oscar Finance, Inc., Rule 144A, Senior Unsecured Notes (Callable 04/15/25 @ 104.75)(1)	(CCC+, Caa1)	04/15/30	9.500	1,596,368

1,410	Park River Holdings, Inc., Rule 144A, Company Guaranteed Notes (Callable 02/01/24 @ 102.81)(1)	(CCC, Caa1)	02/01/29	5.625	1,084,088

1,000	Park River Holdings, Inc., Rule 144A, Senior Unsecured Notes (Callable 08/01/24 @ 103.38)(1)	(CCC, Caa1)	08/01/29	6.750	802,012

1,200	Standard Industries, Inc., Rule 144A, Senior Unsecured Notes (Callable 07/15/25 @ 102.19)(1)	(BB, B1)	07/15/30	4.375	1,002,000

300	Summit Materials Finance Corp., Rule 144A, Company Guaranteed Notes (Callable 07/15/23 @ 102.63)(1)	(BB, Ba3)	01/15/29	5.250	281,802

					12,351,376

Cable & Satellite TV (3.0%)

1,315	CSC Holdings LLC, Global Senior Unsecured Notes	(B+, B3)	06/01/24	5.250	1,286,977

525	CSC Holdings LLC, Rule 144A, Company Guaranteed Notes (Callable 05/31/22 @ 102.75)(1)	(BB, Ba3)	04/15/27	5.500	507,418

750	CSC Holdings LLC, Rule 144A, Company Guaranteed Notes (Callable 02/01/23 @ 102.69)(1)	(BB, Ba3)	02/01/28	5.375	690,000

900	CSC Holdings LLC, Rule 144A, Company Guaranteed Notes (Callable 11/15/26 @ 102.25)(1)	(BB, Ba3)	11/15/31	4.500	746,597

2,000	Telenet Finance Luxembourg Notes Sarl, Rule 144A, Senior Secured Notes (Callable 12/01/22 @ 102.75)(1)	(BB-, Ba3)	03/01/28	5.500	1,930,000

900	UPC Broadband Finco B.V., Rule 144A, Senior Secured Notes (Callable 07/15/26 @ 102.44)(1)	(BB-, B1)	07/15/31	4.875	792,509

1,000	Virgin Media Secured Finance PLC, Rule 144A, Senior Secured Notes (Callable 05/09/22 @ 102.50)(1),(2)	(BB-, Ba3)	04/15/27	5.000	1,230,121

					7,183,622

Chemicals (3.7%)

300	Avient Corp., Rule 144A, Senior Unsecured Notes (Callable 05/31/22 @ 102.88)(1)	(BB-, Ba3)	05/15/25	5.750	303,405

1,200	Herens Holdco Sarl, Rule 144A, Senior Secured Notes (Callable 05/15/24 @ 102.38)(1)	(B, B2)	05/15/28	4.750	1,054,500

1,200	Herens Midco Sarl, Rule 144A, Company Guaranteed Notes (Callable 05/15/24 @ 102.63)(1),(3)	(CCC+, Caa2)	05/15/29	5.250	1,049,275

1,200	LSF11 A5 Holdings LLC, Rule 144A, Senior Unsecured Notes (Callable 10/15/24 @ 103.31)(1)	(B-, Caa1)	10/15/29	6.625	1,046,856

525	Olympus Water U.S. Holding Corp., Rule 144A, Senior Unsecured Notes (Callable 10/01/24 @ 103.13)(1),(4)	(CCC+, Caa2)	10/01/29	6.250	436,398

2,150	PMHC II, Inc., Rule 144A, Senior Unsecured Notes (Callable 02/15/25 @ 104.50)(1)	(CCC+, Caa2)	02/15/30	9.000	1,733,588

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

April 30, 2022 (unaudited)

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)

Chemicals

$272	Reichhold Industries, Inc., Rule 144A, Senior Secured Notes(1),(5),(6),(7),(8),(9)	(NR, NR)	05/01/18	0.000	$3,667

1,800	Schenectady International Group, Inc., Rule 144A, Senior Unsecured Notes (Callable 05/15/23 @ 103.38)(1)	(CCC+, Caa2)	05/15/26	6.750	1,470,303

600	Trinseo Materials Finance, Inc., Rule 144A, Company Guaranteed Notes (Callable 04/01/24 @ 102.56)(1)	(B, B2)	04/01/29	5.125	528,768

1,200	Tronox, Inc., Rule 144A, Company Guaranteed Notes (Callable 03/15/24 @ 102.31)(1)	(BB-, B1)	03/15/29	4.625	1,075,416

					8,702,176

Consumer/Commercial/Lease Financing (1.2%)

2,900	Cargo Aircraft Management, Inc., Rule 144A, Company Guaranteed Notes (Callable 02/01/23 @ 102.38)(1)	(BB, Ba3)	02/01/28	4.750	2,729,784

Diversified Capital Goods (2.1%)

1,725	Atkore, Inc., Rule 144A, Senior Unsecured Notes (Callable 06/01/26 @ 102.13)(1)	(BB-, Ba3)	06/01/31	4.250	1,529,290

2,547	GrafTech Finance, Inc., Rule 144A, Senior Secured Notes (Callable 12/15/23 @ 102.31)(1)	(BB, Ba3)	12/15/28	4.625	2,328,149

600	Madison IAQ LLC, Rule 144A, Senior Secured Notes (Callable 06/30/24 @ 102.06)(1)	(B, B1)	06/30/28	4.125	529,503

600	Madison IAQ LLC, Rule 144A, Senior Unsecured Notes (Callable 06/30/24 @ 102.94)(1)	(CCC+, Caa1)	06/30/29	5.875	489,744

					4,876,686

Electronics (0.8%)

646	II-VI, Inc., Rule 144A, Company Guaranteed Notes (Callable 12/14/24 @ 102.50)(1)	(B+, B2)	12/15/29	5.000	606,494

345	Sensata Technologies B.V., Rule 144A, Company Guaranteed Notes (Callable 04/15/24 @ 102.00)(1)	(BB+, Ba3)	04/15/29	4.000	307,981

1,200	Synaptics, Inc., Rule 144A, Company Guaranteed Notes (Callable 06/15/24 @ 102.00)(1)	(B+, Ba3)	06/15/29	4.000	1,059,546

					1,974,021

Energy - Exploration & Production (1.9%)

250	CNX Resources Corp., Rule 144A, Company Guaranteed Notes (Callable 05/31/22 @ 105.44)(1)	(BB, B1)	03/14/27	7.250	255,869

800	CNX Resources Corp., Rule 144A, Company Guaranteed Notes (Callable 01/15/24 @ 104.50)(1)	(BB, B1)	01/15/29	6.000	791,372

350	Laredo Petroleum, Inc., Rule 144A, Company Guaranteed Notes (Callable 07/31/24 @ 103.88)(1),(4)	(B, B3)	07/31/29	7.750	343,424

895	Northern Oil & Gas, Inc., Rule 144A, Senior Unsecured Notes (Callable 03/01/24 @ 104.06)(1)	(B+, B3)	03/01/28	8.125	891,639

900	Rockcliff Energy II LLC, Rule 144A, Senior Unsecured Notes (Callable 10/15/24 @ 102.75)(1)	(B+, B3)	10/15/29	5.500	874,237

1,315	W&T Offshore, Inc., Rule 144A, Secured Notes (Callable 05/31/22 @ 102.44)(1)	(B, Caa2)	11/01/23	9.750	1,307,958

					4,464,499

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

April 30, 2022 (unaudited)

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)

Environmental (0.1%)

$300	Stericycle, Inc., Rule 144A, Company Guaranteed Notes (Callable 11/15/23 @ 101.94)(1)	(BB-, NR)	01/15/29	3.875	$264,954

Food - Wholesale (0.8%)

600	Lamb Weston Holdings, Inc., Rule 144A, Company Guaranteed Notes (Callable 01/31/27 @ 102.19)(1)	(BB+, Ba3)	01/31/32	4.375	539,391

375	U.S. Foods, Inc., Rule 144A, Company Guaranteed Notes (Callable 02/15/24 @ 102.38)(1)	(B+, B3)	02/15/29	4.750	346,927

1,150	U.S. Foods, Inc., Rule 144A, Company Guaranteed Notes (Callable 06/01/25 @ 102.31)(1)	(B+, B3)	06/01/30	4.625	1,030,613

					1,916,931

Gaming (2.1%)

500	Boyd Gaming Corp., Rule 144A, Company Guaranteed Notes (Callable 06/15/26 @ 102.38)(1)	(BB-, B3)	06/15/31	4.750	452,950

1,200	CDI Escrow Issuer, Inc., Rule 144A, Senior Unsecured Notes (Callable 04/01/25 @ 102.88)(1)	(B+, NR)	04/01/30	5.750	1,158,342

332	Churchill Downs, Inc., Rule 144A, Company Guaranteed Notes (Callable 01/15/23 @ 102.38)(1)	(B+, B1)	01/15/28	4.750	310,850

1,800	Fertitta Entertainment Finance Co., Inc, Rule 144A, Senior Secured Notes (Callable 01/15/25 @ 102.31)(1)	(B, B2)	01/15/29	4.625	1,635,615

1,000	Jacobs Entertainment, Inc., Rule 144A, Senior Unsecured Notes (Callable 02/15/25 @ 103.38)(1)	(B, B2)	02/15/29	6.750	980,985

480	Peninsula Pacific Entertainment Finance, Rule 144A, Senior Unsecured Notes (Callable 11/15/23 @ 104.25)(1)	(B, B3)	11/15/27	8.500	526,814

					5,065,556

Gas Distribution (5.9%)

1,200	CNX Midstream Partners LP, Rule 144A, Company Guaranteed Notes (Callable 04/15/25 @ 102.38)(1)	(BB, B1)	04/15/30	4.750	1,105,614

2,750	Genesis Energy Finance Corp., Company Guaranteed Notes (Callable 05/31/22 @ 100.94)	(B, B2)	06/15/24	5.625	2,700,280

1,125	Genesis Energy Finance Corp., Company Guaranteed Notes (Callable 05/31/22 @ 103.13)	(B, B2)	05/15/26	6.250	1,050,671

1,800	Hess Midstream Operations LP, Rule 144A, Company Guaranteed Notes (Callable 06/15/23 @ 102.56)(1)	(BB+, Ba2)	06/15/28	5.125	1,744,137

600	Hess Midstream Operations LP, Rule 144A, Company Guaranteed Notes (Callable 10/15/25 @ 102.75)(1)	(BB+, Ba2)	10/15/30	5.500	592,038

600	Holly Energy Finance Corp. Rule 144A, Company Guaranteed Notes (Callable 04/15/24 @ 103.19)(1)	(BB+, Ba3)	04/15/27	6.375	612,693

1,460	ITT Holdings LLC, Rule 144A, Senior Unsecured Notes (Callable 08/01/24 @ 103.25)(1)	(B, B2)	08/01/29	6.500	1,300,422

1,450	New Fortress Energy, Inc., Rule 144A, Senior Secured Notes (Callable 03/31/23 @ 103.25)(1)	(BB-, B1)	09/30/26	6.500	1,404,919

1,770	Rockies Express Pipeline LLC, Rule 144A, Senior Unsecured Notes (Callable 04/15/29 @ 100.00)(1)	(BB+, Ba2)	07/15/29	4.950	1,659,180

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

April 30, 2022 (unaudited)

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)

Gas Distribution

$915	Rockies Express Pipeline LLC, Rule 144A, Senior Unsecured Notes (Callable 02/15/30 @ 100.00)(1)	(BB+, Ba2)	05/15/30	4.800	$839,330

300	Suburban Energy Finance Corp., Rule 144A, Senior Unsecured Notes (Callable 06/01/26 @ 102.50)(1)	(BB-, B1)	06/01/31	5.000	273,248

750	Tallgrass Energy Finance Corp., Rule 144A, Company Guaranteed Notes (Callable 10/01/22 @ 105.63)(1)	(BB-, B1)	10/01/25	7.500	766,838

					14,049,370

Health Facilities (0.5%)

300	Option Care Health, Inc., Rule 144A, Company Guaranteed Notes (Callable 10/31/24 @ 102.19)(1)	(B-, B3)	10/31/29	4.375	270,033

775	Surgery Center Holdings, Inc., Rule 144A, Company Guaranteed Notes (Callable 05/31/22 @ 105.00)(1)	(CCC, Caa2)	04/15/27	10.000	810,960

					1,080,993

Health Services (4.2%)

1,560	AMN Healthcare, Inc., Rule 144A, Company Guaranteed Notes (Callable 04/15/24 @ 102.00)(1)	(BB-, Ba3)	04/15/29	4.000	1,413,969

600	MEDNAX, Inc., Rule 144A, Company Guaranteed Notes (Callable 02/15/25 @ 102.69)(1)	(B+, Ba3)	02/15/30	5.375	560,055

2,400	Minerva Merger Sub, Inc., Rule 144A, Senior Unsecured Notes (Callable 02/15/25 @ 103.25)(1)	(CCC, Caa2)	02/15/30	6.500	2,212,500

180	Ortho-Clinical Diagnostics S.A., Rule 144A, Senior Unsecured Notes (Callable 06/01/22 @ 103.69)(1)	(CCC+, B3)	06/01/25	7.375	183,839

2,223	Owens & Minor, Inc., Global Senior Secured Notes (Callable 09/15/24 @ 100.00)	(BB-, Ba3)	12/15/24	4.375	2,217,109

2,750	Radiology Partners, Inc., Rule 144A, Company Guaranteed Notes (Callable 02/01/23 @ 104.63)(1)	(CCC, Caa2)	02/01/28	9.250	2,616,405

335	RP Escrow Issuer LLC, Rule 144A, Senior Secured Notes (Callable 12/15/22 @ 102.63)(1)	(B-, B2)	12/15/25	5.250	312,012

589	Service Corp., International, Global Senior Unsecured Notes (Callable 05/15/26 @ 102.00)	(BB, Ba3)	05/15/31	4.000	531,013

					10,046,902

Insurance Brokerage (4.7%)

3,178	Acrisure Finance, Inc., Rule 144A, Senior Unsecured Notes (Callable 05/31/22 @ 101.75)(1)	(CCC+, Caa2)	11/15/25	7.000	3,098,598

1,000	Acrisure Finance, Inc., Rule 144A, Senior Unsecured Notes (Callable 08/01/22 @ 107.59)(1)	(CCC+, Caa2)	08/01/26	10.125	1,041,340

264	Alliant Holdings Co-Issuer, Rule 144A, Senior Unsecured Notes (Callable 10/15/22 @ 103.38)(1)	(CCC+, Caa2)	10/15/27	6.750	249,947

1,200	GTCR AP Finance, Inc., Rule 144A, Senior Unsecured Notes (Callable 05/31/22 @ 104.00)(1)	(CCC+, Caa2)	05/15/27	8.000	1,197,084

950	NFP Corp., Rule 144A, Senior Secured Notes (Callable 08/15/23 @ 102.44)(1)	(B, B1)	08/15/28	4.875	865,801

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

April 30, 2022 (unaudited)

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)

Insurance Brokerage

$4,055	NFP Corp., Rule 144A, Senior Unsecured Notes (Callable 08/15/23 @ 103.44)(1)	(CCC+, Caa2)	08/15/28	6.875	$3,583,505

1,200	Ryan Specialty Group LLC, Rule 144A, Senior Secured Notes (Callable 02/01/25 @ 102.19)(1)	(BB-, B1)	02/01/30	4.375	1,095,936

					11,132,211

Investments & Misc. Financial Services (3.0%)

2,090	AG Issuer LLC, Rule 144A, Senior Secured Notes (Callable 03/01/23 @ 103.13)(1)	(B-, B2)	03/01/28	6.250	2,045,828

2,250	Armor Holdco, Inc., Rule 144A, Company Guaranteed Notes (Callable 11/15/24 @ 104.25)(1)	(CCC+, Caa1)	11/15/29	8.500	2,178,394

1,750	Compass Group Diversified Holdings LLC, Rule 144A, Company Guaranteed Notes (Callable 04/15/24 @ 102.63)(1)	(B+, B1)	04/15/29	5.250	1,572,812

1,150	Compass Group Diversified Holdings LLC, Rule 144A, Senior Unsecured Notes (Callable 01/15/27 @ 102.50)(1)	(B+, B1)	01/15/32	5.000	979,162

203	CPI CG, Inc., Rule 144A, Senior Secured Notes (Callable 03/15/23 @ 104.31)(1)	(B, B3)	03/15/26	8.625	196,778

300	Paysafe Holdings U.S. Corp., Rule 144A, Senior Secured Notes (Callable 06/15/24 @ 102.00)(1)	(B, B1)	06/15/29	4.000	244,899

					7,217,873

Machinery (4.3%)

1,850	Arcosa., Inc., Rule 144A, Company Guaranteed Notes (Callable 04/15/24 @ 102.19)(1)	(BB, Ba2)	04/15/29	4.375	1,690,336

1,775	ATS Automation Tooling Systems, Inc., Rule 144A, Company Guaranteed Notes (Callable 12/15/23 @ 102.06)(1)	(B+, B2)	12/15/28	4.125	1,608,674

2,100	Dornoch Debt Merger Sub, Inc., Rule 144A, Senior Unsecured Notes (Callable 10/15/24 @ 103.31)(1)	(CCC, Caa1)	10/15/29	6.625	1,724,625

1,950	Granite U.S. Holdings Corp., Rule 144A, Company Guaranteed Notes (Callable 10/01/22 @ 105.50)(1)	(CCC+, Caa1)	10/01/27	11.000	2,016,085

2,735	Harsco Corp., Rule 144A, Company Guaranteed Notes (Callable 07/31/22 @ 102.88)(1)	(B+, B1)	07/31/27	5.750	2,495,838

600	Hillenbrand, Inc., Global Company Guaranteed Notes (Callable 06/15/22 @ 102.88)	(BB+, Ba1)	06/15/25	5.750	609,477

					10,145,035

Managed Care (0.4%)

1,050	HealthEquity, Inc., Rule 144A, Company Guaranteed Notes (Callable 10/01/24 @ 102.25)(1)	(B, B3)	10/01/29	4.500	960,750

Media - Diversified (0.1%)

300	News Corp., Rule 144A, Company Guaranteed Notes (Callable 02/15/27 @ 102.56)(1)	(BB+, Ba1)	02/15/32	5.125	286,962

Media Content (0.4%)

1,507	Diamond Sports Finance Co., Rule 144A, Company Guaranteed Notes (Callable 08/15/22 @ 103.31)(1)	(CCC-, Ca)	08/15/27	6.625	316,470

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

April 30, 2022 (unaudited)

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)

Media Content

$925	Diamond Sports Finance Co., Rule 144A, Secured Notes (Callable 08/15/22 @ 102.69)(1)	(CCC+, Caa3)	08/15/26	5.375	$338,772

300	Sirius XM Radio, Inc., Rule 144A, Company Guaranteed Notes (Callable 07/15/24 @ 102.00)(1)	(BB, Ba3)	07/15/28	4.000	271,538

					926,780

Medical Products (1.6%)

1,000	Embecta Corp., Rule 144A, Senior Secured Notes (Callable 02/15/27 @ 101.25)(1)	(B+, Ba3)	02/15/30	5.000	904,210

1,200	Mozart Debt Merger Sub, Inc., Rule 144A, Senior Secured Notes (Callable 10/01/24 @ 101.94)(1)	(B+, B1)	04/01/29	3.875	1,048,644

2,100	Mozart Debt Merger Sub, Inc., Rule 144A, Senior Unsecured Notes (Callable 10/01/24 @ 102.63)(1),(4)	(B-, Caa1)	10/01/29	5.250	1,830,444

					3,783,298

Metals & Mining - Excluding Steel (3.4%)

375	Canpack U.S. LLC, Rule 144A, Company Guaranteed Notes (Callable 11/15/24 @ 101.94)(1)	(BB, NR)	11/15/29	3.875	322,540

2,100	ERO Copper Corp., Rule 144A, Company Guaranteed Notes (Callable 02/15/25 @ 103.25)(1)	(B, B1)	02/15/30	6.500	1,887,375

200	First Quantum Minerals Ltd., Rule 144A, Company Guaranteed Notes (Callable 05/10/22 @ 100.00)(1)	(B+, Wr)	04/01/23	7.250	200,177

2,150	First Quantum Minerals Ltd., Rule 144A, Company Guaranteed Notes (Callable 05/10/22 @ 103.44)(1)	(B+, NR)	03/01/26	6.875	2,163,835

600	Kaiser Aluminum Corp., Rule 144A, Company Guaranteed Notes (Callable 03/01/23 @ 102.31)(1)	(BB, B1)	03/01/28	4.625	551,481

600	Kaiser Aluminum Corp., Rule 144A, Company Guaranteed Notes (Callable 06/01/26 @ 102.25)(1)	(BB, B1)	06/01/31	4.500	518,367

182	Novelis Corp., Rule 144A, Company Guaranteed Notes (Callable 01/30/25 @ 102.38)(1)	(BB, B1)	01/30/30	4.750	167,645

1,692	SunCoke Energy, Inc., Rule 144A, Senior Secured Notes (Callable 06/30/24 @ 102.44)(1)	(BB, B1)	06/30/29	4.875	1,519,128

825	Taseko Mines Ltd., Rule 144A, Senior Secured Notes (Callable 02/15/23 @ 103.50)(1)	(B-, B3)	02/15/26	7.000	819,815

					8,150,363

Packaging (3.7%)

690	Ardagh Metal Packaging Finance PLC, Rule 144A, Senior Unsecured Notes (Callable 05/15/24 @ 101.50)(1),(3)	(B+, B3)	09/01/29	3.000	596,796

650	Crown Americas Capital Corp. VI, Global Company Guaranteed Notes (Callable 05/31/22 @ 102.38)	(BB-, Ba3)	02/01/26	4.750	647,858

600	Intelligent Packaging Ltd. Co-Issuer LLC, Rule 144A, Senior Secured Notes (Callable 09/15/22 @ 103.00)(1)	(B-, B3)	09/15/28	6.000	565,500

2,895	Intertape Polymer Group, Inc., Rule 144A, Company Guaranteed Notes (Callable 06/15/24 @ 102.19)(1)	(B+, Ba3)	06/15/29	4.375	2,981,691

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

April 30, 2022 (unaudited)

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)

Packaging

$800	Pactiv Evergreen Group Issuer LLC, Rule 144A, Senior Secured Notes (Callable 10/15/23 @ 102.00)(1)	(B+, B1)	10/15/27	4.000	$699,124

3,570	TriMas Corp., Rule 144A, Company Guaranteed Notes (Callable 04/15/24 @ 102.06)(1)	(BB-, Ba3)	04/15/29	4.125	3,199,898

					8,690,867

Personal & Household Products (1.3%)

1,200	Diamond BC B.V., Rule 144A, Company Guaranteed Notes (Callable 10/01/24 @ 102.31)(1)	(B, Caa1)	10/01/29	4.625	1,033,848

2,000	High Ridge Brands Co., Rule 144A, Senior Unsecured Notes(1),(5),(6),(7),(9)	(NR, NR)	03/15/25	0.000	22,500

2,400	MajorDrive Holdings IV LLC, Rule 144A, Senior Unsecured Notes (Callable 06/01/24 @ 103.19)(1)	(CCC+, Caa2)	06/01/29	6.375	1,905,120

					2,961,468

Pharmaceuticals (3.3%)

1,600	Bausch Health Cos., Inc., Rule 144A, Company Guaranteed Notes (Callable 05/30/24 @ 103.63)(1)	(B, B3)	05/30/29	7.250	1,210,024

325	Bausch Health Cos., Inc., Rule 144A, Company Guaranteed Notes (Callable 01/30/25 @ 102.63)(1)	(B, B3)	01/30/30	5.250	225,966

600	Bausch Health Cos., Inc., Rule 144A, Company Guaranteed Notes (Callable 02/15/26 @ 102.63)(1)	(B, B3)	02/15/31	5.250	417,765

600	Bausch Health Cos., Inc., Rule 144A, Senior Secured Notes (Callable 06/01/24 @ 102.44)(1)	(BB, Ba2)	06/01/28	4.875	533,076

1,064	Emergent BioSolutions, Inc., Rule 144A, Company Guaranteed Notes (Callable 08/15/23 @ 101.94)(1)	(BB-, Ba3)	08/15/28	3.875	904,937

1,350	Endo Finance LLC, Rule 144A, Senior Secured Notes (Callable 05/30/22 @ 100.00)(1)	(B-, B3)	10/15/24	5.875	1,243,978

600	Endo U.S., Inc., Rule 144A, Senior Secured Notes (Callable 04/01/24 @ 104.59)(1)	(B-, B3)	04/01/29	6.125	525,633

1,400	Grifols Escrow Issuer S.A., Rule 144A, Senior Unsecured Notes (Callable 10/15/24 @ 102.38)(1)	(B, B3)	10/15/28	4.750	1,279,376

1,600	Jazz Securities DAC, Rule 144A, Senior Secured Notes (Callable 07/15/24 @ 102.19)(1)	(BB-, Ba2)	01/15/29	4.375	1,476,040

					7,816,795

Real Estate Development & Management (1.0%)

223	Newmark Group, Inc., Global Senior Unsecured Notes (Callable 10/15/23 @ 100.00)	(BB+, NR)	11/15/23	6.125	227,578

2,467	WeWork Cos., Inc., Rule 144A, Company Guaranteed Notes(1),(4)	(CCC+, Wr)	05/01/25	7.875	2,082,198

					2,309,776

Real Estate Investment Trusts (2.3%)

1,906	Global Net Lease Operating Partnership LP, Rule 144A, Company Guaranteed Notes (Callable 09/15/27 @ 100.00)(1)	(BBB-, Ba3)	12/15/27	3.750	1,715,804

2,100	iStar, Inc., Global Senior Unsecured Notes (Callable 08/15/22 @ 102.75)	(BB, Ba3)	02/15/26	5.500	2,046,313

300	iStar, Inc., Senior Unsecured Notes (Callable 07/01/24 @ 100.00)	(BB, Ba3)	10/01/24	4.750	292,116

1,250	VICI Note Co., Inc., Rule 144A, Company Guaranteed Notes (Callable 11/01/26 @ 100.00)(1)	(NR, NR)	02/01/27	5.750	1,292,819

					5,347,052

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

April 30, 2022 (unaudited)

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)

Recreation & Travel (5.4%)

$1,200	Boyne U.S.A., Inc., Rule 144A, Senior Unsecured Notes (Callable 05/15/24 @ 102.38)(1)	(B, B1)	05/15/29	4.750	$1,114,650

1,817	Merlin Entertainments Ltd., Rule 144A, Secured Notes (Callable 03/17/26 @ 100.00)(1)	(B, B2)	06/15/26	5.750	1,778,679

1,000	Motion Bondco DAC, Rule 144A, Company Guaranteed Notes (Callable 11/15/22 @ 103.31)(1),(4)	(CCC, Caa2)	11/15/27	6.625	922,195

848	Powdr Corp., Rule 144A, Senior Secured Notes (Callable 08/01/22 @ 103.00)(1)	(B-, B1)	08/01/25	6.000	862,747

2,275	SeaWorld Parks & Entertainment, Inc., Rule 144A, Company Guaranteed Notes (Callable 08/15/24 @ 102.63)(1)	(B-, Caa1)	08/15/29	5.250	2,073,003

600	SeaWorld Parks & Entertainment, Inc., Rule 144A, Senior Secured Notes (Callable 05/31/22 @ 104.38)(1)	(BB-, Ba3)	05/01/25	8.750	629,022

2,150	Six Flags Entertainment Corp., Rule 144A, Company Guaranteed Notes (Callable 05/31/22 @ 101.22)(1)	(B-, B3)	07/31/24	4.875	2,144,216

400	Six Flags Theme Parks, Inc., Rule 144A, Senior Secured Notes (Callable 07/01/22 @ 103.50)(1)	(BB-, Ba2)	07/01/25	7.000	416,026

3,135	Speedway Funding II, Inc., Rule 144A, Senior Unsecured Notes (Callable 11/01/22 @ 102.44)(1)	(BB-, B2)	11/01/27	4.875	2,958,876

					12,899,414

Restaurants (0.7%)

1,825	Yum Brands, Inc., Senior Unsecured Notes (Callable 04/01/27 @ 102.69)	(BB, Ba3)	04/01/32	5.375	1,746,881

Software - Services (4.7%)

350	CA Magnum Holdings, Rule 144A, Senior Secured Notes (Callable 10/31/23 @ 102.69)(1)	(NR, B1)	10/31/26	5.375	336,000

890	CDK Global, Inc., Global Senior Unsecured Notes (Callable 06/01/22 @ 102.44)	(BB+, Ba1)	06/01/27	4.875	895,500

250	CDK Global, Inc., Rule 144A, Senior Unsecured Notes (Callable 05/15/24 @ 102.63)(1)	(BB+, Ba1)	05/15/29	5.250	252,238

3,150	Elastic NV, Rule 144A, Senior Unsecured Notes (Callable 07/15/24 @ 102.06)(1)	(B+, B1)	07/15/29	4.125	2,823,707

2,375	Endurance International Group Holdings, Inc., Rule 144A, Senior Unsecured Notes (Callable 02/15/24 @ 103.00)(1)	(CCC+, Caa2)	02/15/29	6.000	1,925,341

388	GD Finance Co., Inc., Rule 144A, Company Guaranteed Notes (Callable 06/01/22 @ 102.63)(1)	(BB-, Ba3)	12/01/27	5.250	384,303

650	Open Text Holdings, Inc., Rule 144A, Company Guaranteed Notes (Callable 12/01/26 @ 102.06)(1)	(BB, Ba2)	12/01/31	4.125	564,535

850	Presidio Holdings, Inc., Rule 144A, Company Guaranteed Notes (Callable 02/01/23 @ 104.13)(1)	(CCC+, Caa1)	02/01/28	8.250	826,591

3,460	Virtusa Corp., Rule 144A, Senior Unsecured Notes (Callable 12/15/23 @ 103.56)(1)	(CCC+, Caa2)	12/15/28	7.125	3,118,619

					11,126,834

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

April 30, 2022 (unaudited)

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)

Specialty Retail (3.7%)

$61	Asbury Automotive Group, Inc., Global Company Guaranteed Notes (Callable 03/01/23 @ 102.25)	(BB, B1)	03/01/28	4.500	$56,975

733	Asbury Automotive Group, Inc., Global Company Guaranteed Notes (Callable 03/01/25 @ 102.38)	(BB, B1)	03/01/30	4.750	655,141

300	Asbury Automotive Group, Inc., Rule 144A, Company Guaranteed Notes (Callable 11/15/24 @ 102.31)(1)	(BB, B1)	11/15/29	4.625	270,501

300	Asbury Automotive Group, Inc., Rule 144A, Company Guaranteed Notes (Callable 11/15/26 @ 102.50)(1)	(BB, B1)	02/15/32	5.000	266,672

1,425	eG Global Finance PLC, Rule 144A, Senior Secured Notes (Callable 05/30/22 @ 104.25)(1)	(B-, B3)	10/30/25	8.500	1,426,845

600	LCM Investments Holdings II LLC, Rule 144A, Senior Unsecured Notes (Callable 05/01/24 @ 102.44)(1)	(BB-, B2)	05/01/29	4.875	526,515

300	Murphy Oil U.S.A., Inc., Rule 144A, Company Guaranteed Notes (Callable 02/15/26 @ 101.88)(1)	(BB+, Ba2)	02/15/31	3.750	263,958

600	Penske Automotive Group, Inc., Company Guaranteed Notes (Callable 06/15/24 @ 101.88)	(BB-, Ba3)	06/15/29	3.750	512,718

2,800	Ruyi U.S. Finance LLC, Rule 144A, Senior Secured Notes (Callable 05/30/22 @ 103.75)(1)	(NR, Caa1)	05/01/25	7.500	2,529,996

300	Sonic Automotive, Inc., Rule 144A, Company Guaranteed Notes (Callable 11/15/24 @ 102.31)(1)	(BB-, B1)	11/15/29	4.625	258,533

1,725	Sonic Automotive, Inc., Rule 144A, Company Guaranteed Notes (Callable 11/15/26 @ 102.44)(1),(4)	(BB-, B1)	11/15/31	4.875	1,474,771

675	Wolverine World Wide, Inc., Rule 144A, Company Guaranteed Notes (Callable 08/15/24 @ 102.00)(1)	(BB-, Ba2)	08/15/29	4.000	574,540

					8,817,165

Support - Services (7.3%)

1,179	Allied Universal Finance Corp., Rule 144A, Senior Secured Notes (Callable 06/01/24 @ 102.31)(1)	(B, B2)	06/01/28	4.625	1,036,141

471	Allied Universal Finance Corp., Rule 144A, Senior Secured Notes (Callable 06/01/24 @ 102.31)(1)	(B, B2)	06/01/28	4.625	417,381

1,950	Allied Universal Finance Corp., Rule 144A, Senior Unsecured Notes (Callable 06/01/24 @ 103.00)(1)	(CCC+, Caa1)	06/01/29	6.000	1,601,467

710	APi Group DE, Inc., Rule 144A, Company Guaranteed Notes (Callable 07/15/24 @ 102.06)(1)	(B, B1)	07/15/29	4.125	634,715

600	Clarivate Science Holdings Corp., Rule 144A, Company Guaranteed Notes (Callable 06/30/24 @ 102.44)(1)	(CCC+, Caa1)	07/01/29	4.875	529,509

2,400	CoreLogic, Inc., Rule 144A, Senior Secured Notes (Callable 05/01/24 @ 102.25)(1)	(B, B1)	05/01/28	4.500	2,129,832

3,065	GEMS Education Delaware LLC, Rule 144A, Senior Secured Notes (Callable 07/31/22 @ 103.56)(1)	(B-, B3)	07/31/26	7.125	3,061,491

3,000	GYP Holdings III Corp., Rule 144A, Company Guaranteed Notes (Callable 05/01/24 @ 102.31)(1)	(B, B2)	05/01/29	4.625	2,662,500

750	WESCO Distribution, Inc., Rule 144A, Company Guaranteed Notes (Callable 06/15/22 @ 103.56)(1)	(BB, B1)	06/15/25	7.125	780,007

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

April 30, 2022 (unaudited)

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)

Support - Services

$750	WESCO Distribution, Inc., Rule 144A, Company Guaranteed Notes (Callable 06/15/23 @ 103.63)(1)	(BB, B1)	06/15/28	7.250	$780,525

2,300	White Cap Buyer LLC, Rule 144A, Senior Unsecured Notes (Callable 10/15/23 @ 103.44)(1)	(CCC+, Caa1)	10/15/28	6.875	2,110,399

865	Williams Scotsman International, Inc., Rule 144A, Senior Secured Notes (Callable 08/15/23 @ 102.31)(1)	(B+, B2)	08/15/28	4.625	819,851

750	ZipRecruiter, Inc., Rule 144A, Senior Unsecured Notes (Callable 01/15/25 @ 102.50)(1)	(BB-, B2)	01/15/30	5.000	702,248

					17,266,066

Tech Hardware & Equipment (4.2%)

1,800	Ciena Corp., Rule 144A, Company Guaranteed Notes (Callable 01/31/25 @ 102.00)(1)	(BB, Ba1)	01/31/30	4.000	1,643,886

1,690	CommScope Technologies LLC, Rule 144A, Company Guaranteed Notes (Callable 05/10/22 @ 102.00)(1)	(CCC+, B3)	06/15/25	6.000	1,472,413

1,135	CommScope Technologies LLC, Rule 144A, Company Guaranteed Notes (Callable 05/10/22 @ 102.50)(1)	(CCC+, B3)	03/15/27	5.000	892,575

150	CommScope, Inc., Rule 144A, Company Guaranteed Notes (Callable 05/31/22 @ 104.13)(1)	(CCC+, B3)	03/01/27	8.250	129,183

615	CommScope, Inc., Rule 144A, Senior Secured Notes (Callable 09/01/24 @ 102.38)(1)	(B, Ba3)	09/01/29	4.750	515,213

2,000	Entegris Escrow Corp., Rule 144A, Senior Secured Notes (Callable 01/15/29 @ 100.00)(1)	(BB+, Baa3)	04/15/29	4.750	1,930,340

1,800	Imola Merger Corp., Rule 144A, Senior Secured Notes (Callable 05/15/24 @ 102.38)(1)	(BB-, B1)	05/15/29	4.750	1,676,295

1,980	Vertiv Group Corp., Rule 144A, Senior Secured Notes (Callable 11/15/24 @ 102.06)(1)	(BB-, B1)	11/15/28	4.125	1,727,580

					9,987,485

Telecom - Wireline Integrated & Services (2.6%)

2,485	Altice France S.A., Rule 144A, Senior Secured Notes (Callable 09/15/23 @ 102.56)(1)	(B, B2)	01/15/29	5.125	2,111,927

300	Altice France S.A., Rule 144A, Senior Secured Notes (Callable 04/15/24 @ 102.56)(1)	(B, B2)	07/15/29	5.125	254,463

300	Altice France S.A., Rule 144A, Senior Secured Notes (Callable 10/15/24 @ 102.75)(1)	(B, B2)	10/15/29	5.500	256,090

4,000	GTT Communications, Inc., Rule 144A, Company Guaranteed Notes (Callable 05/31/22 @ 101.97)(1),(5)	(NR, Wr)	12/31/24	0.000	350,000

1,800	LCPR Senior Secured Financing DAC, Rule 144A, Senior Secured Notes (Callable 10/15/22 @ 103.38)(1)	(B+, B1)	10/15/27	6.750	1,792,062

300	LCPR Senior Secured Financing DAC, Rule 144A, Senior Secured Notes (Callable 07/15/24 @ 102.56)(1)	(B+, B1)	07/15/29	5.125	273,600

600	Vmed O2 UK Financing I PLC, Rule 144A, Senior Secured Notes (Callable 01/31/26 @ 102.13)(1)	(BB-, Ba3)	01/31/31	4.250	508,056

600	Zayo Group Holdings, Inc., Rule 144A, Senior Unsecured Notes (Callable 03/01/23 @ 103.06)(1)	(CCC+, Caa1)	03/01/28	6.125	503,289

					6,049,487

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

April 30, 2022 (unaudited)

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)

Theaters & Entertainment (2.9%)

$2,374	AMC Entertainment Holdings, Inc.,10.00% Cash, 12.00% PIK, Rule 144A, Secured Notes (Callable 06/15/23 @ 106.00)(1)	(CCC-, Caa3)	06/15/26	10.000	$1,991,466

2,200	Live Nation Entertainment, Inc., Rule 144A, Company Guaranteed Notes (Callable 05/31/22 @ 101.22)(1)	(B-, B3)	11/01/24	4.875	2,175,503

400	Live Nation Entertainment, Inc., Rule 144A, Company Guaranteed Notes (Callable 05/31/22 @ 102.81)(1)	(B-, B3)	03/15/26	5.625	395,508

500	Live Nation Entertainment, Inc., Rule 144A, Company Guaranteed Notes (Callable 10/15/22 @ 103.56)(1)	(B-, B3)	10/15/27	4.750	470,375

1,200	Technicolor S.A., Rule 144A(1),(3),(6),(9)	(NR, NR)	05/31/29	4.500	1,234,292

600	Technicolor S.A., Tranche 2 Notes(3)	(NR, NR)	06/30/24	6.000	668,378

					6,935,522

Transport Infrastructure/Services (0.6%)

1,342	Navios Maritime Finance II U.S., Inc., Rule 144A, Senior Secured Notes (Callable 05/10/22 @ 100.00)(1)	(B, Caa1)	08/15/22	11.250	1,344,476

Trucking & Delivery (0.4%)

1,200	XO Management Holdings, Inc., Rule 144A, Senior Unsecured Notes (Callable 02/01/25 @ 103.19)(1)	(B-, Caa1)	02/01/30	6.375	1,051,392

TOTAL CORPORATE BONDS (Cost $262,244,733)					237,145,797

BANK LOANS (31.9%)

Aerospace & Defense (1.3%)

1,500	Amentum Government Services Holdings LLC, LIBOR 3M + 8.750%(6),(10)	(NR, NR)	01/31/28	10.000	1,496,250

400	Amentum Government Services Holdings LLC, SOFR 3M + 4.000%(10)	(B, B1)	02/15/29	4.500 – 4.777	398,400

1,214	Peraton Corp., LIBOR 1M + 7.750%(10)	(NR, NR)	02/01/29	8.500	1,205,319

					3,099,969

Auto Parts & Equipment (0.7%)

948	Dayco Products LLC, LIBOR 3M + 4.250%(10)	(B-, B3)	05/19/23	4.758	941,343

354	Jason Group, Inc., LIBOR 1M + 1.000% Cash, 9.000% PIK(10),(11)	(NR, Caa3)	03/02/26	11.000	349,435

493	Jason Group, Inc., LIBOR 3M + 2.000% Cash, 4.000% PIK(6),(10),(11)	(NR, Caa1)	08/28/25	7.006	483,568

					1,774,346

Banking (0.6%)

1,343	Citco Funding LLC, LIBOR 3M + 2.500%(10)	(NR, Ba3)	09/28/23	3.506	1,340,905

Chemicals (5.2%)

2,194	Ascend Performance Materials Operations LLC, LIBOR 3M + 4.750%(10)	(BB-, Ba3)	08/27/26	5.500	2,195,473

5,266	Atotech B.V., LIBOR 1M + 2.500%(10)	(B+, B1)	03/18/28	3.264	5,231,637

2,268	Polar U.S. Borrower LLC, LIBOR 1M + 4.750%, LIBOR 3M + 4.750%(6),(10)	(B-, B3)	10/15/25	5.264	2,219,813

2,000	Vantage Specialty Chemicals, Inc., LIBOR 3M + 8.250%(8),(10)	(CCC-, Caa3)	10/27/25	9.250	1,951,250

878	Zep, Inc., LIBOR 12M + 4.000%(10)	(CCC+, B2)	08/12/24	5.000	816,292

					12,414,465

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

April 30, 2022 (unaudited)

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

BANK LOANS (continued)

Diversified Capital Goods (0.8%)

$1,511	Electrical Components International, Inc., PRIME + 7.500%(6),(10)	(B-, B2)	06/26/25	11.000	$1,480,872

355	GrafTech Finance, Inc., LIBOR 1M + 3.000%(10)	(BB, Ba3)	02/12/25	3.764	353,917

					1,834,789

Electronics (2.4%)

999	CPI International, Inc., LIBOR 3M + 7.250%(6),(8),(10)	(CCC, Caa2)	07/26/25	8.489	949,408

2,250	EXC Holdings III Corp., LIBOR 3M + 7.500%(10)	(CCC+, Caa1)	12/01/25	8.500	2,257,031

2,404	Idemia Group, LIBOR 3M + 4.500%(10)	(B-, B3)	01/09/26	5.506	2,393,558

					5,599,997

Energy - Exploration & Production (0.0%)

2,610	PES Holdings LLC, 3.000% PIK(5),(10),(11)	(NR, NR)	12/31/22	3.000	94,629

Food & Drug Retailers (0.6%)

1,500	WOOF Holdings, Inc., LIBOR 3M + 7.250%(10)	(CCC, Caa2)	12/21/28	8.178	1,491,255

Food - Wholesale (0.3%)

773	United Natural Foods, Inc., LIBOR 1M + 3.250%(10)	(BB-, B1)	10/22/25	4.014	769,110

Gas Distribution (1.2%)

1,080	BCP Renaissance Parent LLC, SOFR 1M + 3.500%(10)	(B+, B2)	10/31/26	4.500	1,072,351

1,734	Traverse Midstream Partners LLC, SOFR 3M + 4.250%(10)	(B+, B3)	09/27/24	5.384 – 5.950	1,731,502

					2,803,853

Health Services (1.4%)

823	Carestream Health, Inc., LIBOR 3M + 6.750%(10)	(B-, B1)	05/08/23	7.756	819,441

2,395	U.S. Radiology Specialists, Inc., LIBOR 3M + 5.250%(10)	(B-, B3)	12/15/27	6.256	2,390,191

					3,209,632

Investments & Misc. Financial Services (1.5%)

2,329	AqGen Ascensus, Inc., LIBOR 3M + 6.500%(10)	(CCC, Caa2)	08/02/29	7.500	2,310,024

1,298	Deerfield Dakota Holding LLC, LIBOR 1M + 6.750%(6),(10)	(CCC, Caa2)	04/07/28	7.514	1,314,303

143	Ditech Holding Corp.(5),(7)	(NR, Wr)	06/30/22	0.000	28,523

					3,652,850

Life Insurance (0.5%)

1,337	Vida Capital, Inc., LIBOR 1M + 6.000%(10)	(B-, B2)	10/01/26	6.764	1,237,719

Machinery (0.8%)

1,223	LTI Holdings, Inc., LIBOR 1M + 6.750%(8),(10)	(CCC+, Caa2)	09/06/26	7.514	1,201,516

585	LTI Holdings, Inc., LIBOR 1M + 3.500%(10)	(B-, B2)	09/06/25	4.264	574,005

					1,775,521

Media - Diversified (0.1%)

178	Diamond Sports Group, LLC, SOFR 1M + 8.000%(10)	(B, B2)	05/26/26	9.000	181,039

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

April 30, 2022 (unaudited)

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

BANK LOANS (continued)

Medical Products (0.8%)

$919	Femur Buyer, Inc., LIBOR 3M + 5.500%(6),(10)	(NR, NR)	03/05/24	6.506	$807,355

987	Viant Medical Holdings, Inc., LIBOR 1M + 6.250%(6),(10)	(CCC+, B3)	07/02/25	7.250	979,937

					1,787,292

Packaging (0.2%)

800	Strategic Materials, Inc., LIBOR 3M + 7.750%(6),(8),(10)	(CC, C)	10/31/25	8.750	444,000

Personal & Household Products (1.6%)

1,200	ABG Intermediate Holdings 2 LLC, SOFR 3M + 6.000%(10)	(CCC+, Caa1)	12/20/29	6.801	1,192,500

1,739	Serta Simmons Bedding, LLC, LIBOR 1M + 7.500%(10)	(B, B2)	08/10/23	8.500	1,731,574

1,054	Serta Simmons Bedding, LLC, LIBOR 1M + 7.500%(10)	(B-, Caa2)	08/10/23	8.500	954,570

					3,878,644

Pharmaceuticals (1.9%)

1,177	Akorn Holding Company LLC, LIBOR 3M + 7.500%(10)	(CCC+, Caa2)	10/01/25	8.500	1,180,629

1,413	Bausch Health Companies, Inc.(12)	(BB, Ba2)	06/02/25	0.000	1,407,843

1,980	Bausch Health Companies, Inc., LIBOR 1M + 2.750%(10)	(BB, Ba2)	11/27/25	3.514	1,972,080

					4,560,552

Recreation & Travel (1.9%)

959	Bulldog Purchaser, Inc., LIBOR 3M + 7.750%(10)	(CCC-, Caa3)	09/04/26	8.258	920,045

1,829	Bulldog Purchaser, Inc., LIBOR 3M + 3.750%(10)	(B-, B3)	09/05/25	4.258	1,758,910

795	Hornblower Sub LLC, LIBOR 3M + 4.500%(10)	(CCC-, Caa2)	04/27/25	5.500	720,299

1,082	Hornblower Sub LLC (Term Loan), LIBOR 3M + 8.125%(10)	(NR, NR)	11/10/25	9.125	1,120,361

					4,519,615

Restaurants (0.1%)

23	Golden Nugget, Inc., LIBOR 1M + 12.000%(6),(10)	(NR, NR)	10/04/23	13.000	24,236

300	Tacala LLC, LIBOR 1M + 7.500%(10)	(CCC, Caa2)	02/04/28	8.264	295,312

					319,548

Software - Services (3.9%)

1,722	Aston FinCo Sarl, LIBOR 1M + 4.250%(10)	(B-, B2)	10/09/26	5.014	1,708,196

900	CommerceHub, Inc., LIBOR 3M + 7.000%(10)	(CCC, Caa2)	12/29/28	8.006	839,250

1,810	Epicor Software Corp., LIBOR 1M + 7.750%(10)	(CCC, Caa2)	07/31/28	8.750	1,851,485

688	Finastra U.S.A., Inc., LIBOR 3M + 3.500%(10)	(B-, B2)	06/13/24	4.739	668,958

3,511	Finastra U.S.A., Inc., LIBOR 3M + 7.250%(10)	(CCC, Caa2)	06/13/25	8.489	3,386,180

715	Project Leopard Holdings, Inc., LIBOR 3M + 4.750%(10)	(B, B2)	07/07/24	5.750	714,918

					9,168,987

Support - Services (1.9%)

3,371	Change Healthcare Holdings LLC, LIBOR 1M + 2.500%(10)	(B+, B1)	03/01/24	3.500	3,368,783

600	LaserShip, Inc.(12)	(CCC, Caa2)	05/07/29	0.000	597,750

600	TruGreen Limited Partnership, LIBOR 3M + 8.500%(6),(10)	(CCC+, Caa1)	11/02/28	9.264	604,500

					4,571,033

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

April 30, 2022 (unaudited)

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

BANK LOANS (continued)

Telecom - Wireline Integrated & Services (0.5%)

$1,125	TVC Albany, Inc., LIBOR 1M + 7.500%(6),(8),(10)	(CCC, Caa2)	07/23/26	8.300	$1,085,625

Theaters & Entertainment (1.7%)

773	Technicolor S.A., LIBOR 6M + 6.000% Cash, 6.000% PIK(10),(11)	(B, Caa1)	06/30/24	12.446	801,151

997	TopGolf International, Inc., LIBOR 1M + 6.250%(10)	(B, B3)	02/09/26	7.000	1,015,259

2,368	William Morris Endeavor Entertainment LLC, LIBOR 1M + 2.750%(10)	(B, B3)	05/18/25	3.520	2,326,122

					4,142,532

TOTAL BANK LOANS (Cost $79,464,640)					75,757,907

ASSET BACKED SECURITIES (6.4%)

Collateralized Debt Obligations (6.4%)

1,000	Anchorage Capital CLO 15 Ltd., 2020-15A, Rule 144A, LIBOR 3M + 7.400%(1),(10)	(NR, Ba3)	07/20/34	8.463	972,953

1,500	Anchorage Capital CLO 25 Ltd., 2022-25A, Rule 144A, TSFR3M + 7.170%(1),(10)	(NR, Ba3)	04/20/35	7.411	1,471,783

1,250	Anchorage Credit Funding Ltd., 2016-4A, Rule 144A(1)	(NR, Ba3)	04/27/39	6.659	1,060,396

1,250	Battalion CLO 18 Ltd., 2020-18A, Rule 144A, LIBOR 3M + 6.710%(1),(10)	(BB-, NR)	10/15/36	7.754	1,205,933

1,250	Benefit Street Partners CLO X Ltd., 2016-10A, Rule 144A, LIBOR 3M + 6.750%(1),(10)	(BB-, NR)	04/20/34	7.813	1,208,158

1,500	Cedar Funding VI CLO Ltd., 2016-6A, Rule 144A, LIBOR 3M + 6.720%(1),(10)	(BB-, NR)	04/20/34	7.783	1,438,831

1,500	KKR CLO Ltd., 14, Rule 144A, LIBOR 3M + 6.150%(1),(10)	(NR, B1)	07/15/31	7.194	1,436,840

1,500	KKR CLO Ltd., Rule 144A, LIBOR 3M + 7.110% (1),(10)	(BB-, NR)	10/20/34	8.173	1,464,081

1,500	Marble Point CLO XXIII Ltd., 2021-4A, Rule 144A, LIBOR 3M + 5.750%(1),(10)	(NR, Ba1)	01/22/35	6.886	1,426,761

1,000	Oaktree CLO Ltd., 2019-4A, Rule 144A, LIBOR 3M + 7.230%(1),(10)	(BB-, NR)	10/20/32	8.293	978,912

1,500	Palmer Square Credit Funding Ltd., 2019-1A, Rule 144A(1)	(NR, Baa2)	04/20/37	5.459	1,467,748

1,000	Venture 41 CLO Ltd., 2021-41A, Rule 144A, LIBOR 3M + 7.710%(1),(10)	(BB-, NR)	01/20/34	8.773	967,448

TOTAL ASSET BACKED SECURITIES (Cost $15,503,756)					15,099,844

Number of Shares

COMMON STOCKS (0.8%)

Auto Parts & Equipment (0.1%)

27,589	Jason Group, Inc.(7)				289,685

Chemicals (0.5%)

5,400	Project Investor Holdings LLC(6),(7),(8),(9)				54

89,998	Proppants Holdings LLC(6),(7),(8),(9)				900

15,074	UTEX Industries, Inc.(6),(7)				1,009,958

					1,010,912

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

April 30, 2022 (unaudited)

Number of Shares		Value

COMMON STOCKS (continued)

Energy - Exploration & Production (0.0%)

$111,570	PES Energy, Inc.(6),(7),(8),(9)	$1,116

Pharmaceuticals (0.2%)

68,836	Akorn Holding Company LLC(7)	533,479

Support - Services (0.0%)

2,100	LTR Holdings LLC(6),(7),(8),(9)	21

865	Sprint Industrial Holdings LLC, Class G(6),(7),(8),(9)	—

78	Sprint Industrial Holdings LLC, Class H(6),(7),(8),(9)	—

192	Sprint Industrial Holdings LLC, Class I(6),(7),(8),(9)	1,000

		1,021

TOTAL COMMON STOCKS (Cost $3,938,850)		1,836,213

WARRANT (0.0%)

Chemicals (0.0%)

22,499	Project Investor Holdings LLC, expires 02/20/2022(6),(7),(8),(9) (Cost $11,699)	—

SHORT-TERM INVESTMENTS (5.1%)

5,781,022	State Street Institutional U.S. Government Money Market Fund - Premier Class, 0.29%	5,781,022

6,431,265	State Street Navigator Securities Lending Government Money Market Portfolio, 0.31%(13)	6,431,265

TOTAL SHORT-TERM INVESTMENTS (Cost $12,212,287)		12,212,287

TOTAL INVESTMENTS AT VALUE (144.2%) (Cost $373,375,965)		342,052,048

LIABILITIES IN EXCESS OF OTHER ASSETS (-44.2%)		(104,848,018)

NET ASSETS (100.0%)		$237,204,030

†	Credit ratings given by the S&P Global Ratings Division of S&P Global Inc. (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”) are unaudited.

(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2022, these securities amounted to a value of $234,839,581 or 99.0% of net assets.

(2)	This security is denominated in British Pound.

(3)	This security is denominated in Euro.

(4)	Security or portion thereof is out on loan (See note 2-K).

(5)	Bond is currently in default.

(6)	Security is valued using significant unobservable inputs.

(7)	Non-income producing security.

(8)	Illiquid security.

(9)	Not readily marketable security; security is valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

(10)	Variable rate obligation - The interest rate shown is the rate in effect as of April 30, 2022.

(11)	PIK: Payment-in-kind security for which part of the income earned may be paid as additional principal.

(12)

The rates on certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The interest rate shown is the rate in effect as of April 30, 2022.

(13)	Represents security purchased with cash collateral received for securities on loan. The rate shown is the annualized one-day yield at April 30, 2022.

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

April 30, 2022 (unaudited)

INVESTMENT ABBREVIATIONS

1M = 1 Month

3M = 3 Month

6M = 6 Month

12M = 12 Month

LIBOR = London Interbank Offered Rate

NR = Not Rated

Sarl - société à responsabilité limitée

SOFR = Secured Overnight Financing Rate

Forward Foreign Currency Contracts

Forward Currency to be Purchased (Local)		Forward Currency to be Sold (Local)		Expiration Date	Counterparty	Value on Settlement Date	Current Value/Notional	Net Unrealized Appreciation
USD	775,830	EUR	695,388	10/12/22	Barclays Bank PLC	$(775,830)	$(740,759)	$35,071
USD	3,403,990	EUR	2,981,863	10/12/22	Deutsche Bank AG	(3,403,990)	(3,176,417)	227,573
USD	1,458,326	GBP	1,072,843	10/12/22	Deutsche Bank AG	(1,458,326)	(1,348,779)	109,547

								$372,191

Forward Foreign Currency Contracts

Forward Currency to be Purchased (Local)		Forward Currency to be Sold (Local)		Expiration Date	Counterparty	Value on Settlement Date	Current Value/Notional	Net Unrealized Depreciation
EUR	151,027	USD	171,921	10/12/22	Deutsche Bank AG	$171,921	$160,881	$(11,040)
EUR	31,612	USD	35,855	10/12/22	Morgan Stanley	35,855	33,675	(2,180)
GBP	50,000	USD	67,835	10/12/22	Deutsche Bank AG	67,835	62,860	(4,975)

								$(18,195)

								$353,996

Currency Abbreviations:

EUR = Euro

GBP = British Pound

USD = United States Dollar

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Statement of Assets and Liabilities

April 30, 2022 (unaudited)

Assets
Investments at value, including collateral for securities on loan of $6,431,265 (Cost $373,375,965) (Note 2)	$342,052,048	[1]
Cash	164,924
Foreign currency at value (Cost $1,327,531)	1,273,680
Interest receivable	4,685,308
Receivable for investments sold	427,225
Unrealized appreciation on forward foreign currency contracts (Note 2)	372,191
Prepaid expenses and other assets	18,470

Total assets	348,993,846

Liabilities
Investment advisory fee payable (Note 3)	228,190
Administrative services fee payable (Note 3)	30,304
Loan payable (Note 4)	100,500,000
Payable upon return of securities loaned (Note 2)	6,431,265
Payable for investments purchased	4,318,232
Interest payable (Note 4)	148,106
Trustees’ fee payable	28,020
Unrealized depreciation on forward foreign currency contracts (Note 2)	18,195
Accrued expenses	87,504

Total liabilities	111,789,816

Net Assets
Applicable to 103,513,735 shares outstanding	$237,204,030

Net Assets
Capital stock, $.001 par value (Note 6)	103,514
Paid-in capital (Note 6)	295,776,309
Total distributable earnings (loss)	(58,675,793)

Net assets	$237,204,030

Net Asset Value Per Share ($237,204,030 / 103,513,735)	$2.29

Market Price Per Share	$2.08

[1]	Includes $6,255,243 of securities on loan.

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Statement of Operations

For the Six Months Ended April 30, 2022 (unaudited)

Investment Income
Interest	$10,255,019
Dividends	1,279
Securities lending (net of rebates)	7,314

Total investment income	10,263,612

Expenses
Investment advisory fees (Note 3)	1,607,188
Administrative services fees (Note 3)	38,326
Interest expense (Note 4)	452,841
Trustees’ fees	63,105
Commitment fees (Note 4)	57,975
Custodian fees	36,310
Printing fees	35,732
Audit and tax fees	22,084
Legal fees	21,992
Stock exchange listing fees	16,470
Transfer agent fees	12,910
Insurance expense	603
Miscellaneous expense	5,028

Total expenses	2,370,564
Less: fees waived and expenses reimbursed (Note 3)	(210,753)

Net expenses	2,159,811

Net investment income	8,103,801

Net Realized and Unrealized Gain (Loss) from Investments, Foreign Currency and Forward Foreign Currency Contracts
Net realized gain from investments	167,940
Net realized loss from foreign currency transactions	(19,601)
Net change in unrealized appreciation (depreciation) from investments	(25,296,350)
Net change in unrealized appreciation (depreciation) from foreign currency translations	9,815
Net change in unrealized appreciation (depreciation) from forward foreign currency contracts	351,285

Net realized and unrealized loss from investments, foreign currency transactions and forward foreign currency contracts	(24,786,911)

Net decrease in net assets resulting from operations	$(16,683,110)

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2022 (unaudited)	For the Year Ended October 31, 2021
From Operations
Net investment income	$8,103,801	$17,139,378
Net realized gain (loss) from investments, foreign currency transactions and forward foreign currency contracts	148,339	(2,235,205)
Net change in unrealized appreciation (depreciation) from investments, foreign currency translations and forward foreign currency contracts	(24,935,250)	21,242,697

Net increase (decrease) in net assets resulting from operations	(16,683,110)	36,146,870

From Distributions
From distributable earnings	(9,626,777)	(17,670,818)
Return of Capital	—	(1,995,687)

Net decrease in net assets resulting from distributions	(9,626,777)	(19,666,505)

From Capital Share Transactions (Note 6)
Reinvestment of distributions	—	16,212

Net increase in net assets from capital share transactions	—	16,212

Net increase (decrease) in net assets	(26,309,887)	16,496,577
Net Assets
Beginning of period	263,513,917	247,017,340

End of period	$237,204,030	$263,513,917

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Statement of Cash Flows

April 30, 2022 (unaudited)

Reconciliation of Net Decrease in Net Assets from Operations to Net Cash Used in Operating Activities
Net decrease in net assets resulting from operations		$(16,683,110)

Adjustments to Reconcile Net Decrease in Net Assets from Operations to Net Cash Used in Operating Activities
Increase in interest receivable	$(60,286)
Decrease in accrued expenses	(63,248)
Increase in payable upon return of securities loaned	4,008,340
Increase in interest payable	126,451
Increase in prepaid expenses and other assets	(17,212)
Decrease in advisory fees payable	(13,253)
Net amortization of a premium or accretion of a discount on investments	(26,323)
Purchases of long-term securities, net of change in payable for investments purchased	(109,737,158)
Sales of long-term securities, net of change in receivable for investments sold	87,808,498
Net proceeds from sales (purchases) of short-term securities	2,376,332
Net change in unrealized (appreciation) depreciation from investments and forward foreign currency contracts	24,945,065
Net realized gain from investments	(167,940)
Total adjustments		9,179,266

Net cash used in operating activities[1]		$(7,503,844)

Cash Flows From Financing Activities
Borrowings on revolving credit facility	18,500,000
Cash distributions paid	(9,626,777)

Net cash provided by financing activities		8,873,223

Net increase in cash		1,369,379
Cash — beginning of period		69,225

Cash — end of period		$1,438,604

[1]	Included in operating expenses is cash of $326,390 paid for interest on borrowings.

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Financial Highlights

	For the Six Months Ended April 30, 2022 (unaudited)	For the Year Ended October 31,
		2021	2020	2019	2018	2017
Per share operating performance
Net asset value, beginning of period	$2.55	$2.39	$2.54	$2.57	$2.80	$2.62

INVESTMENT OPERATIONS
Net investment income[1]	0.08	0.17	0.19	0.20	0.21	0.23
Net gain (loss) on investments, foreign currency transactions and forward foreign currency contracts (both realized and unrealized)	(0.25)	0.18	(0.14)	(0.00)[2]	(0.19)	0.22

Total from investment activities	(0.17)	0.35	0.05	0.20	0.02	0.45

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(0.09)	(0.17)	(0.19)	(0.19)	(0.21)	(0.22)
Return of capital	—	(0.02)	(0.01)	(0.04)	(0.04)	(0.05)

Total dividends and distributions	(0.09)	(0.19)	(0.20)	(0.23)	(0.25)	(0.27)

CAPITAL SHARE TRANSACTIONS
Increase to net asset value due to shares issued through at-the-market offerings	—	—	—	—	—	0.00[2]

Net asset value, end of period	$2.29	$2.55	$2.39	$2.54	$2.57	$2.80

Per share market value, end of period	$2.08	$2.50	$2.07	$2.53	$2.35	$2.84

TOTAL INVESTMENT RETURN[3]
Net asset value	(6.47)%	15.33%	3.43%	8.54%	0.68%	17.90%
Market value	(13.34)%	30.55%	(10.07)%	18.23%	(9.23)%	28.40%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$237,204	$263,514	$247,017	$262,568	$266,232	$287,967
Ratio of net expenses to average net assets	1.71%[4]	1.58%	2.00%	2.70%	2.59%	2.14%
Ratio of net expenses to average net assets excluding interest expense	1.35%[4]	1.29%	1.37%	1.37%	1.41%	1.38%
Ratio of net investment income to average net assets	6.42%[4]	6.49%	8.10%	7.60%	7.81%	8.19%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.17%[4]	0.16%	0.18%	0.16%	0.15%	0.15%
Average debt per share	$0.91	$0.80	$0.93	$1.06	$1.20	$1.13
Asset Coverage per $1,000 of Indebtedness	$3,360	$4,214	$3,847	$3,854	$3,147	$3,482
Portfolio turnover rate[5]	25%	49%	33%	32%	42%	65%

[1]	Per share information is calculated using the average shares outstanding method.
[2]	This amount represents less than $0.01 or $(0.01) per share.

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Financial Highlights (continued)

[3]

Total investment return at net asset value is based on the change in the net asset value of Fund shares and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund’s dividend reinvestment program. Total investment return at market value is based on the change in the market price at which the Fund’s shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on NAV and market price. Total returns for periods less than one year are not annualized.

[4]	Annualized.
[5]

Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Notes to Financial Statements

April 30, 2022 (unaudited)

Note 1. Organization

Credit Suisse High Yield Bond Fund (the “Fund”) is a business trust organized under the laws of the State of Delaware on April 30, 1998. The Fund is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s principal investment objective is to seek high current income. The Fund also will seek capital appreciation as a secondary objective, to the extent consistent with its objective of seeking high current income.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in accordance with generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund is considered an investment company for financial reporting purposes under GAAP and follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 — Financial Services — Investment Companies.

A) SECURITY VALUATION — The Board of Trustees (the “Board”) is responsible for the Fund’s valuation process. The Board has delegated the supervision of the daily valuation process to Credit Suisse Asset Management, LLC, the Fund’s investment adviser (“Credit Suisse” or the “Adviser”), who has established a Pricing Committee which, pursuant to the policies adopted by the Board, is responsible for making fair valuation determinations and overseeing the Fund’s pricing policies. The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the “Exchange”) on each day the Exchange is open for business. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. These pricing services generally price fixed income securities assuming orderly transactions of an institutional “round lot” size, but some trades occur in smaller “odd lot” sizes which may be effected at lower prices than institutional round lot trades. Structured note agreements are valued in accordance with a dealer-supplied valuation based on changes in the value of the underlying index. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Forward contracts are valued at the London closing spot rates and the London closing forward point rates on a daily basis. The currency forward contract pricing model derives the differential in point rates to the expiration date of the forward and calculates its present value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The Fund may utilize a service provided by an independent third party which has been approved by the Board to fair value certain securities.

When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the investment adviser to be unreliable, the market price may be determined by the investment adviser using quotations from one or more brokers/dealers or at the transaction price if the security has recently been purchased and no value has yet

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

April 30, 2022 (unaudited)

Note 2. Significant Accounting Policies (continued)

been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, these securities will be fair valued in good faith by the Pricing Committee, in accordance with procedures adopted by the Board.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP established a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at each measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2022 in valuing the Fund’s assets and liabilities carried at fair value:

Assets	Level 1	Level 2	Level 3		Total
Investments in Securities
Corporate Bonds	$—	$235,885,338	$1,260,459		$237,145,797
Bank Loans	—	63,868,040	11,889,867		75,757,907
Asset Backed Securities	—	15,099,844	—		15,099,844
Common Stocks	—	823,164	1,013,049		1,836,213
Warrants	—	—	0	(1)	0
Short-term Investments	5,781,022	6,431,265	—		12,212,287

	$5,781,022	$322,107,651	$14,163,375		$342,052,048

Other Financial Instruments*
Forward Foreign Currency Contracts	$—	$372,191	$—		$372,191

Liabilities	Level 1	Level 2	Level 3		Total
Other Financial Instruments*
Forward Foreign Currency Contracts	$—	$18,195	$—		$18,195

*	Other financial instruments include unrealized appreciation (depreciation) on forward foreign currency contracts.
(1)	Includes a zero valued security.

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

April 30, 2022 (unaudited)

Note 2. Significant Accounting Policies (continued)

The following is a reconciliation of investments as of April 30, 2022 for which significant unobservable inputs were used in determining fair value.

	Corporate Bonds	Bank Loans	Common Stocks	Warrants		Total
Balance as of October 31, 2021	$21,167	$11,031,015	$189,235	$0	(1)	$11,241,417
Accrued discounts (premiums)	317	68,610	—	—		68,927
Purchases	1,300,338	2,002,496	—	—		3,302,834
Sales	—	(3,234,498)	—	—		(3,234,498)
Realized gain (loss)	—	6,595	(92,969)	—		(86,374)
Change in unrealized appreciation (depreciation)	(61,363)	(125,531)	(93,175)	—		(280,069)
Transfers into Level 3	—	5,513,934	1,009,958	—		6,523,892
Transfers out of Level 3	—	(3,372,754)	—	—		(3,372,754)

Balance as of April 30, 2022	$1,260,459	$11,889,867	$1,013,049	$0	(1)	$14,163,375

Net change in unrealized appreciation (depreciation) from investments still held as of April 30, 2022	$(61,363)	$(132,383)	$(186,144)	$—		$(379,890)

(1)	Includes zero valued securities.

Quantitative Disclosure About Significant Unobservable Inputs

Asset Class	Fair Value At 04/30/2022	Valuation Technique	Unobservable Input	Range (Weighted Average)*
Corporate Bonds	$3,667	Income Approach	Expected Remaining Distribution	$0.01 (N/A)
	22,500	Vendor pricing	Single Broker Quote	$0.01 (N/A)
	1,234,292	Recent Transactions	Trade Price	$1.03 (N/A)
Bank Loans	$11,889,867	Vendor pricing	Single Broker Quote	$0.56 - $1.07 ($0.96)
Common Stocks	$3,091	Income Approach	Expected Remaining Distribution	$0.00 - $5.22 ($1.70)
	1,009,958	Vendor pricing	Single Broker Quote	$67.00 (N/A)
Warrants	$0	Income Approach	Expected Remaining Distribution	$0.00 (N/A)

*	Weighted by relative fair value

Each fair value determination is based on a consideration of relevant factors, including both observable and unobservable inputs. Observable and unobservable inputs that Credit Suisse considers may include (i) the existence of any contractual restrictions on the disposition of securities; (ii) information obtained from the company, which may include an analysis of the company’s financial statements, the company’s products or intended markets or the company’s technologies; (iii) the price of the same or similar security negotiated at arm’s length in an issuer’s completed subsequent round of financing; (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies; or (v) a probability and time value adjusted analysis of contractual term. Where available and appropriate, multiple valuation methodologies are applied to confirm fair value. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, determining fair value requires more judgment. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for investments categorized in Level 3. In some circumstances, the inputs used to measure

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

April 30, 2022 (unaudited)

Note 2. Significant Accounting Policies (continued)

fair value might be categorized within different levels of the fair value hierarchy. In those instances, the fair value measurement is categorized in its entirety in the fair value hierarchy based on the least observable input that is significant to the fair value measurement. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the valuations used at the date of these financial statements.

For the six months ended April 30, 2022, $6,523,892 was transferred from Level 2 to Level 3 due to a lack of a pricing source supported by observable inputs and $3,372,754 was transferred from Level 3 to Level 2 as a result of the availability of a pricing source supported by observable inputs. All transfers, if any, are assumed to occur at the end of the reporting period.

B) DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES — The Fund adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that a fund disclose (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance and cash flows.

The following table presents the fair value and the location of derivatives within the Statement of Assets and Liabilities at April 30, 2022 and the effect of these derivatives on the Statement of Operations for the six months ended April 30, 2022.

Primary Underlying Risk	Derivative Assets	Derivative Liabilities	Realized Gain (Loss)	Change in Unrealized Appreciation(Depreciation)
Foreign currency exchange rate forward contracts	$372,191	$18,195	$—	$351,285

For the six months ended April 30, 2022, the Fund held an average monthly value on a net basis of $3,973,100 in forward foreign currency contracts.

The Fund is a party to International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”) with certain counterparties that govern over-the-counter derivative (including total return, credit default and interest rate swaps) and foreign exchange contracts entered into by the Fund. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time.

The following table presents by counterparty the Fund’s derivative assets, net of related collateral held by the Fund, at April 30, 2022:

Counterparty	Gross Amount of Derivative Assets Presented in the Consolidated Statement of Assets and Liabilities(a)	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
Barclays Bank PLC	$35,071	$—	$—	$—	$35,071
Deutsche Bank	337,120	(16,015)	—	—	321,105

	$372,191	$(16,015)	$—	$—	$356,176

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

April 30, 2022 (unaudited)

Note 2. Significant Accounting Policies (continued)

The following table presents by counterparty the Fund’s derivative liabilities, net of related collateral pledged by the Fund, at April 30, 2022:

Counterparty	Gross Amount of Derivative Liabilities Presented in the Consolidated Statement of Assets and Liabilities(a)	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities
Deutsche Bank	$16,015	$(16,015)	$—	$—	$—
Morgan Stanley	2,180	—	—	—	2,180

	$18,195	$(16,015)	$—	$—	$2,180

(a)	Forward foreign currency contracts are included.

C) FOREIGN CURRENCY TRANSACTIONS — The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies, including purchases and sales of investments, and income and expenses, are translated into U.S. dollar amounts on the date of those transactions.

Reported net realized gain (loss) from foreign currency transactions arises from sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net change in unrealized gains and losses on translation of assets and liabilities denominated in foreign currencies arises from changes in the fair values of assets and liabilities, other than investments, at the end of the period, resulting from changes in exchange rates.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of investments held. Such fluctuations are included with net realized and unrealized gain or loss from investments in the Statement of Operations.

D) SECURITY TRANSACTIONS AND INVESTMENT INCOME/EXPENSE — Security transactions are accounted for on a trade date basis. Interest income/expense is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Dividend income/expense is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

E) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — The Fund declares and pays dividends on a monthly basis and records them on ex-dividend date. Distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Dividends and distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

April 30, 2022 (unaudited)

Note 2. Significant Accounting Policies (continued)

The Fund’s dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of common stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month.

F) FEDERAL AND OTHER TAXES — No provision is made for federal taxes as it is the Fund’s intention to continue to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

In order to qualify as a RIC under the Code, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. One of these requirements is that the Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in certain publicly-traded partnerships (“Qualifying Income”).

The Fund adopted the authoritative guidance for uncertainty in income taxes and recognizes a tax benefit or liability from an uncertain position only if it is more likely than not that the position is sustainable based solely on its technical merits and consideration of the relevant taxing authority’s widely understood administrative practices and procedures. The Fund has reviewed its current tax positions and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

G) CASH — The Fund’s uninvested cash balance is held in an interest bearing variable rate demand deposit account at State Street Bank and Trust Company (“SSB”), the Fund’s custodian.

H) CASH FLOW INFORMATION — Cash, as used in the Statement of Cash Flows, is the amount reported in the Statement of Assets and Liabilities, including domestic and foreign currencies. The Fund invests in securities and distributes dividends from net investment income and net realized gains, if any (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statement of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities and accretion or amortization income/expense recognized on investment securities.

I) FORWARD FOREIGN CURRENCY CONTRACTS — A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund will enter into forward currency contracts primarily for hedging foreign currency risk. Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

April 30, 2022 (unaudited)

Note 2. Significant Accounting Policies (continued)

contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund forgoes the opportunity to profit from favorable exchange rate movements during the term of the contract. The Fund’s open forward currency contracts at April 30, 2022 are disclosed in the Schedule of Investments.

J) UNFUNDED LOAN COMMITMENTS — The Fund enters into certain agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion. Funded and unfunded portions of credit agreements are presented in the Schedule of Investments. As of April 30, 2022, the fund has no unfunded loan commitments

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and the Statement of Operations.

K) SECURITIES LENDING — The initial collateral received by the Fund is required to have a value of at least 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). The collateral is maintained thereafter at a value equal to at least 102% of the current market value of the securities on loan. The market value of loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. Cash collateral received by the Fund in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by Credit Suisse and may be invested in a variety of investments, including funds advised by SSB, the Fund’s securities lending agent, or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Fund or the borrower at any time.

SSB has been engaged by the Fund to act as the Fund’s securities lending agent. As of April 30, 2022, the Fund had outstanding loans of securities to certain approved brokers for which the Fund received collateral:

Market Value of Loaned Securities	Market Value of Cash Collateral	Total Collateral
$6,255,243	$6,431,265	$6,431,265

The following table presents financial instruments that are subject to enforceable netting arrangements as of April 30, 2022.

Gross Amounts Not Offset in the Statement of Assets and Liabilities

Gross Asset Amounts Presented in Statement of Assets and Liabilities(a)	Collateral Received(b)	Net Amount (not less than $0)
$6,255,243	$(6,255,243)	$—

(a)	Represents market value of loaned securities at period end.
(b)	The actual collateral received is greater than the amount shown here due to collateral requirements of the security lending agreement.

The Fund’s securities lending arrangement provides that the Fund and SSB will share the net income earned from securities lending activities. Securities lending income is accrued as earned. During the six months ended

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

April 30, 2022 (unaudited)

Note 2. Significant Accounting Policies (continued)

April 30, 2022, total earnings from the Fund’s investment in cash collateral received in connection with securities lending arrangements was $9,717. The Fund retained $7,314 in income from the cash collateral investment, and SSB, as lending agent, was paid $2,403.

L) OTHER — Lower-rated debt securities (commonly known as “junk bonds”) possess speculative characteristics and are subject to greater market fluctuations and risk of lost income and principal than higher-rated debt securities for a variety of reasons. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

In July 2017, the Financial Conduct Authority, the United Kingdom’s financial regulatory body, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and ICE Benchmark Administrator have since announced that most LIBOR settings will no longer be published after December 31, 2021 and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing the Secured Overnight Financing Rate (“SOFR”) that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new reference rates. Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Fund. The effect of any changes to, or discontinuation of, LIBOR on the Fund will depend on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new instruments and contracts. In addition, there are obstacles to converting certain longer-term securities and transactions to a new reference rate or rates and the effectiveness of one alternative reference rate versus multiple alternative reference rates in new or existing financial instruments and products has not been determined.

The transition away from LIBOR might lead to increased volatility and illiquidity in markets for instruments whose terms currently reference LIBOR, reduced values of LIBOR-related investments, reduced effectiveness of hedging strategies, increased costs for certain LIBOR-related instruments, increased difficulty in borrowing or refinancing, and prolonged adverse market conditions for the Fund. Furthermore, the risks associated with the expected discontinuation of LIBOR and related transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner.

In the normal course of business, the Fund trades financial instruments and enters into financial transactions for which risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Fund may be exposed to counterparty risk, including securities lending, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Fund to credit risk, consist principally of cash due from counterparties and investments. The extent of the Fund’s exposure to credit and counterparty risks in

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

April 30, 2022 (unaudited)

Note 2. Significant Accounting Policies (continued)

respect to these financial assets approximates their carrying value as recorded in the Fund’s Statement of Assets and Liabilities.

In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated debt securities and the Fund’s net asset value.

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser for the Fund. For its investment advisory services, Credit Suisse is entitled to receive a fee from the Fund at an annualized rate of 1.00% of the first $250 million of the average weekly value of the Fund’s total assets minus the sum of liabilities (other than aggregate indebtedness constituting leverage) and 0.75% of the average weekly value of the Fund’s total assets minus the sum of liabilities (other than aggregate indebtedness constituting leverage) greater than $250 million. Effective January 1, 2011, Credit Suisse has agreed to waive 0.15% of the fees payable under the Advisory Agreement up to $200 million and 0.25% of the fees payable under the Advisory Agreement on the next $50 million. For the six months ended April 30, 2022, investment advisory fees earned and voluntarily waived were $1,607,188 and $210,753, respectively. These fee waivers and expense reimbursements are voluntary and may be discontinued by Credit Suisse at any time.

SSB serves as Accounting and Administrative Agent for the Fund. For its administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon the relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the six months ended April 30, 2022, administrative services fees earned by SSB (including out-of-pocket expenses) with respect to the Fund were $38,326.

The Fund from time to time purchases or sells loan investments in the secondary market through Credit Suisse or its affiliates acting in the capacity as broker-dealer. Credit Suisse or its affiliates may have acted in some type of agent capacity to the initial loan offering prior to such loan trading in the secondary market.

Note 4. Line of Credit

The Fund has a line of credit provided by SSB primarily to leverage its investment portfolio (the “Agreement”). The Fund may borrow the lesser of: a) $130,000,000; b) an amount that is no greater than 33 1/3% of the Fund’s total assets minus the sum of liabilities (other than aggregate indebtedness constituting leverage); and c) the Borrowing Base as defined in the Agreement. Under the terms of the Agreement, the Fund pays a commitment fee on the unused amount. In addition, the Fund pays interest on borrowings at LIBOR plus a spread. At April 30, 2022, the Fund had loans outstanding under the Agreement of $100,500,000. The Agreement was renewed on November 19, 2021 with a new termination date of November 18, 2022. During the six months ended April 30, 2022, the Fund had borrowings under the Agreement as follows:

Average Daily Loan Balance	Weighted Average Interest Rate %	Maximum Daily Loan Outstanding	Interest Expense	Number of Days Outstanding
$93,947,514	0.96%	$100,500,000	$452,841	181

The use of leverage by the Fund creates an opportunity for increased net income and capital appreciation for the Fund, but, at the same time, creates special risks, and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. The Fund intends to utilize leverage to provide the shareholders with a potentially higher return. Leverage creates risks for shareholders including the likelihood of greater volatility of net asset value and market price of the Fund’s shares and the risk that fluctuations in interest

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

April 30, 2022 (unaudited)

Note 4. Line of Credit (continued)

rates on borrowings and short-term debt may affect the return to shareholders. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return to the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. In the latter case, Credit Suisse in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it deems such action to be appropriate under the circumstances. During periods in which the Fund is utilizing leverage, the management fee will be higher than if the Fund did not utilize a leveraged capital structure because the fee is calculated as a percentage of the managed assets including those purchased with leverage.

Certain types of borrowings by the Fund may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage and portfolio composition requirements. The securities held by the Fund are subject to a lien granted to the lender, to the extent of the borrowing outstanding and any additional expenses. The Fund’s lenders may establish guidelines for borrowing which may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. There is no guarantee that the Fund’s borrowing arrangements or other arrangements for obtaining leverage will continue to be available, or if available, will be available on terms and conditions acceptable to the Fund. Expiration or termination of available financing for leveraged positions can result in adverse effects to the Fund’s access to liquidity and its ability to maintain leverage positions, and may cause the Fund to incur losses. Unfavorable economic conditions also could increase funding costs, limit access to the capital markets or result in a decision by lenders not to extend credit to the Fund. In addition, a decline in market value of the Fund’s assets may have particular adverse consequences in instances where the Fund has borrowed money based on the market value of those assets. A decrease in market value of those assets may result in the lender requiring the Fund to sell assets at a time when it may not be in the Fund’s best interest to do so.

Note 5. Purchases and Sales of Securities

For the six months ended April 30, 2022, purchases and sales of investment securities (excluding short-term investments) and U.S. Government and Agency Obligations were as follows:

Investment Securities		U.S. Government/ Agency Obligations
Purchases	Sales	Purchases	Sales
$98,093,639	$85,819,042	$0	$0

Note 6. Fund Shares

The Fund offers a Dividend Reinvestment Plan (the “Plan”) to its common stockholders. By participating in the Plan, dividends and distributions will be promptly paid to stockholders in additional shares of common stock of the Fund. The number of shares to be issued will be determined by dividing the total amount of the distribution payable by the greater of (i) the net asset value per share (“NAV”) of the Fund’s common stock on the payment date, or (ii) 95% of the market price per share of the Fund’s common stock on the payment date. If the NAV of the Fund’s common stock is greater than the market price (plus estimated brokerage commissions) on the payment date, Computershare (or a broker-dealer selected by Computershare) shall endeavor to apply the amount of such distribution to purchase shares of Fund common stock in the open market.

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

April 30, 2022 (unaudited)

Note 6. Fund Shares (continued)

The Fund has one class of shares of beneficial interest, par value $.001 per share; an unlimited number of shares are authorized. Transactions in shares of beneficial interest of the Fund were as follows:

	For the Six Months Ended April 30, 2022 (unaudited)	For the Year Ended October 31, 2021
Shares issued through reinvestment of distributions	—	6,333

Net increase	—	6,333

Note 7. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 8. Subsequent Events

In preparing the financial statements as of April 30, 2022, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements through the date of release of this report. No such events requiring recognition or disclosure were identified through the date of the release of this report.

Credit Suisse High Yield Bond Fund

Shareholder Meeting Results (unaudited)

On February 22, 2022, the Annual Meeting of Shareholders of the Credit Suisse High Yield Bond Fund (the “Fund”) was held and the following matter was voted upon:

(1) To elect two Trustees to the Board of Trustees of the Fund:

NAME OF TRUSTEE	“FOR”	WITHHELD

Mahendra R. Gupta	65,424,021	3,710,978

John G. Popp	65,424,021	3,710,978

In addition to the Trustees elected at the meeting, Laura A. DeFelice, Jeffrey E. Garten, and Steven N. Rappaport continue to serve as Trustees of the Fund.

Credit Suisse High Yield Bond Fund

Board Approval of Advisory Agreement (unaudited)

In approving the renewal of the current advisory agreement (the “Advisory Agreement”) for the Credit Suisse High Yield Bond Fund (the “Fund”), the Board of Trustees of the Fund (the “Board”), including all of the trustees who are not “interested persons” of the Fund as defined in the Investment Company Act of 1940 (the “Independent Trustees”), at a special telephonic meeting held on November 8, 2021 where the Board discussed information and materials previously provided to them in connection with the renewal of the Advisory Agreement and at a meeting held via Zoom on November 15 and 16, 2021 considered the following factors:

Investment Advisory Fee Rates and Expenses

The Board reviewed and considered the contractual investment advisory fee rate of 1.00% of the average weekly value of the Fund’s total assets minus the sum of accrued liabilities (other than aggregate indebtedness constituting leverage) (the “Managed Assets”) less than or equal to $250 million and 0.75% of the Managed Assets greater than $250 million (the “Contractual Advisory Fee”) in light of the extent and quality of the advisory services provided by Credit Suisse Asset Management, LLC (“Credit Suisse”), the Fund’s investment adviser. The Board also reviewed and considered the voluntary fee waivers currently in place for the Fund and considered the actual fee rate of 0.83% for the fiscal year ended October 31, 2021, paid by the Fund after taking waivers and breakpoints into account (the “Net Advisory Fee”). The Board noted that Credit Suisse, at the Board’s request, had revised the voluntary waiver as of January 1, 2011 so that it was voluntarily waiving 0.15% of the fees payable under the Advisory Agreement up to $200 million and 0.25% of the fees payable under the Advisory Agreement on the next $50 million. The Board acknowledged that voluntary fee waivers could be discontinued at any time but had received assurances that such waivers would remain in place over the next year.

Additionally, the Board considered information comparing the Fund’s Contractual Advisory Fee, the Fund’s Net Advisory Fee and the Fund’s overall expenses with those of funds in both the relevant expense group (“Expense Group”) and universe of funds (“Expense Universe”) provided by Broadridge, an independent provider of investment company data. The Board noted that the Fund’s advisory fees and overall expenses were generally above the range of its peers, as presented in the Broadridge report. The Board was provided with a description of the methodology used to arrive at the funds included in the Expense Group and the Expense Universe.

Nature, Extent and Quality of the Services under the Advisory Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by Credit Suisse under the Advisory Agreement. The Board also noted information received at regular meetings throughout the year related to the services rendered by Credit Suisse which, in addition to portfolio management and investment advisory services set forth in the Advisory Agreement, included credit analysis and research, supervising the day-to-day operations of the Fund’s non-advisory functions which include accounting, administration, custody, transfer agent and other applicable third party service providers, overseeing and facilitating audits, overseeing the Fund’s credit facility and supervising and/or preparing applicable Fund filings, disclosures and shareholder reports. The Board also considered Credit Suisse’s compliance program with respect to the Fund. The Board noted that Credit Suisse reports to the Board about portfolio management and compliance matters on a periodic basis. The Board reviewed background information about Credit Suisse including its Form ADV Part 2 – Disclosure Brochure and Brochure Supplement. The Board considered the background and experience of Credit Suisse’s senior management and the expertise of, and the amount of attention given to the Fund by, senior personnel of Credit Suisse. In addition, the Board reviewed the qualifications, backgrounds and

Credit Suisse High Yield Bond Fund

Board Approval of Advisory Agreement (unaudited) (continued)

responsibilities of the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund and the extent of the resources devoted to research and analysis of actual and potential investments, as well as the resources provided to them. The Board evaluated the ability of Credit Suisse, based on its resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board also received and considered information about the nature, extent and quality of services and fee rates offered to other Credit Suisse clients for comparable services. The Board acknowledged Credit Suisse’s representation that the services provided to the Fund are more extensive than the services provided in connection with other types of accounts, such as separate accounts, offered by Credit Suisse and the services are also more extensive from those offered and provided to a sub-advised fund. The Board also considered that the services provided by Credit Suisse have expanded over time as a result of regulatory and other developments.

Fund Performance

The Board received and considered performance results of the Fund over the previous year as well as over longer time periods, along with comparisons both to the relevant performance group (“Performance Group”) and universe of funds (“Performance Universe”) for the Fund provided in the Broadridge materials. The Board was provided with a description of the methodology used to arrive at the funds included in the Performance Group and the Performance Universe. The Board considered that the Fund has continued to trade relatively well, either at a premium or a small discount to net asset value. The Board also considered the positive investment performance of the Fund over various investment periods relative its stated objectives as well as the performance of the Fund relative to its peers.

Credit Suisse Profitability

The Board received and considered a profitability analysis of Credit Suisse based on the fees payable under the Advisory Agreement for the Fund, including any fee waivers, as well as other relationships between the Fund on the one hand and Credit Suisse affiliates on the other. The Board deliberations also reflected, in the context of Credit Suisse’s profitability, Credit Suisse’s methodology for allocating costs to the Fund, recognizing that cost allocation methodologies are inherently subjective. The Board also received net profitability information for the other funds in the Credit Suisse family of funds, which include both open-end and closed-end funds. The Board also reviewed Credit Suisse’s profit margin as reflected in the profitability analysis, as well as reviewing profitability in light of appropriate court cases and the services rendered to the Fund.

Economies of Scale

The Board considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board noted that the Fund’s Contractual Advisory Fee had breakpoints that would allow investors to benefit directly in the form of lower fees as Fund assets grow, as well as the current voluntary expense waiver. Additionally, at times when the Fund’s shares have traded at a premium to its net asset value, the Fund has endeavored to conduct at-the-market offerings to raise additional assets, most recently in 2017. The Board also noted that further economies of scale potentially could be realized once the Fund’s shares again traded at a premium to net asset value whereby an

Credit Suisse High Yield Bond Fund

Board Approval of Advisory Agreement (unaudited) (continued)

additional at-the-market offering could be conducted to increase the Fund’s assets. The Board received information regarding Credit Suisse’s profitability in connection with providing advisory services to the Fund, including Credit Suisse’s costs in providing the services.

Other Benefits to Credit Suisse

The Board considered other benefits received by Credit Suisse and its affiliates as a result of their relationship with the Fund. Such benefits include, among others, benefits potentially derived from an increase in Credit Suisse’s businesses and its reputation as a result of its relationship with the Fund (such as the ability to market its advisory services to other clients and investors including separate account or third party sub-advised mandates or other financial products offered by Credit Suisse and its affiliates).

The Board considered the standards Credit Suisse applied in seeking best execution and Credit Suisse’s policies and practices regarding soft dollars and reviewed Credit Suisse’s method for allocating portfolio investment opportunities among its advisory clients.

Other Factors and Broader Review

As discussed above, the Board reviewed detailed materials received from Credit Suisse as part of the annual approval process. The Board also reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of Credit Suisse at least quarterly, which include, among other things, detailed portfolio and market reviews, detailed fund performance reports, and Credit Suisse’s compliance procedures.

Conclusions

In selecting Credit Suisse, and approving the renewal of the Advisory Agreement and the investment advisory fee under such agreement, the Board concluded that:

•

The Contractual Advisory Fee and Net Advisory Fee, reviewed along with information provided by Broadridge for funds in the Fund’s Expense Group and Expense Universe, were reasonable in relation to the services provided by Credit Suisse.

•

The Board was satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by Credit Suisse and that, based on dialogue with management and counsel, the services provided by Credit Suisse under the Advisory Agreement are typical of, and consistent with, those provided to similar mutual funds by other investment advisers.

•

In light of the costs of providing investment management and other services to the Fund and Credit Suisse’s ongoing commitment to the Fund and willingness to waive fees, Credit Suisse’s net profitability based on fees payable under the Advisory Agreement, as well as other ancillary benefits that Credit Suisse and its affiliates received, were considered reasonable.

•	In light of the information received and considered by the Board, the Fund’s current fee structure was considered reasonable.

Credit Suisse High Yield Bond Fund

Board Approval of Advisory Agreement (unaudited) (continued)

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the renewal of the Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

Credit Suisse High Yield Bond Fund

Notice of Privacy and Information Practices (unaudited)

At Credit Suisse, we know that you are concerned with how we protect and handle nonpublic personal information that identifies you. This notice is designed to help you understand what nonpublic personal information we collect from you and from other sources, and how we use that information in connection with your investments and investment choices that may be available to you. Except where otherwise noted, this notice is applicable only to consumers who are current or former investors, meaning individual persons whose investments are primarily for household, family or personal use (“individual investors”). Specified sections of this notice, however, also apply to other types of investors (called “institutional investors”). Where the notice applies to institutional investors, the notice expressly states so. This notice is being provided by Credit Suisse Funds and Credit Suisse Closed-End Funds. This notice applies solely to U.S. registered investment companies advised by Credit Suisse Asset Management, LLC.

Categories of information we may collect:

We may collect information about you, including nonpublic personal information, such as

•

Information we receive from you on applications, forms, agreements, questionnaires, Credit Suisse websites and other websites that are part of our investment program, or in the course of establishing or maintaining a customer relationship, such as your name, address, e-mail address, Social Security number, assets, income, financial situation; and

•

Information we obtain from your transactions and experiences with us, our affiliates, or others, such as your account balances or other investment information, assets purchased and sold, and other parties to a transaction, where applicable.

Categories of information we disclose and parties to whom we disclose it:

•

We do not disclose nonpublic personal information about our individual investors, except as permitted or required by law or regulation. Whether you are an individual investor or institutional investor, we may share the information described above with our affiliates that perform services on our behalf, and with our asset management and private banking affiliates; as well as with unaffiliated third parties that perform services on our behalf, such as our accountants, auditors, attorneys, broker-dealers, fund administrators, and other service providers.

•

We want our investors to be informed about additional products or services. We do not disclose nonpublic personal information relating to individual investors to our affiliates for marketing purposes, nor do we use such information received from our affiliates to solicit individual investors for such purposes. Whether you are an individual investor or an institutional investor, we may disclose information, including nonpublic personal information, regarding our transactions and experiences with you to our affiliates.

•

In addition, whether you are an individual investor or an institutional investor, we reserve the right to disclose information, including nonpublic personal information, about you to any person or entity, including without limitation any governmental agency, regulatory authority or self-regulatory organization having jurisdiction over us or our affiliates, if (i) we determine in our discretion that such disclosure is necessary or advisable pursuant to or in connection with any United States federal, state or local, or non-U.S., court order (or other legal process), law, rule, regulation, or executive order or policy, including without limitation any anti-money laundering law or the USA PATRIOT Act of 2001; and (ii) such disclosure is not otherwise prohibited by law, rule, regulation, or executive order or policy.

Credit Suisse High Yield Bond Fund

Notice of Privacy and Information Practices (unaudited) (continued)

Confidentiality and security

•

To protect nonpublic personal information about individual investors, we restrict access to those employees and agents who need to know that information to provide products or services to us and to our investors. We maintain physical, electronic, and procedural safeguards to protect nonpublic personal information.

Other Disclosures

This notice is not intended to be incorporated in any offering materials, but is a statement of our current Notice of Privacy and Information Practices and may be amended from time to time. This notice is current as of May 24, 2022.

Credit Suisse High Yield Bond Fund

Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•	By calling 1-800-293-1232

•	On the Fund’s website, www.credit-suisse.com/us/funds

•	On the website of the Securities and Exchange Commission, www.sec.gov

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at www.sec.gov.

Funds Managed by Credit Suisse Asset Management, LLC

CLOSED-END FUNDS

Fixed Income

Credit Suisse Asset Management Income Fund, Inc. (NYSE American: CIK)

Credit Suisse High Yield Bond Fund (NYSE American: DHY)

Literature Request — Call today for free descriptive information on the closed-ended funds listed above at 1-800-293-1232 or visit our website at www.credit-suisse.com/us/funds

OPEN-END FUNDS

Credit Suisse Commodity Return Strategy Fund	Credit Suisse Strategic Income Fund
Credit Suisse Floating Rate High Income Fund	Credit Suisse Managed Futures Strategy Fund
Credit Suisse Multialternative Strategy Fund

Fund shares are not deposits or other obligation of Credit Suisse Asset Management, LLC or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse Asset Management, LLC or any affiliate. Fund investments are subject to investment risks, including loss of your investment. There are special risk considerations associated with international, global, emerging-markets, small-company, private equity, high-yield debt, single-industry, single-country and other special, aggressive or concentrated investment strategies. Past performance cannot guarantee future results.

More complete information about a fund, including charges and expenses, is provided in the Prospectus, which should be read carefully before investing. You may obtain copies by calling Credit Suisse Funds at 1-877-870-2874. Performance information current to the most recent month-end is available at www.credit-suisse.com/us/funds.

Credit Suisse Securities (USA) LLC, Distributor.

Credit Suisse High Yield Bond Fund

Dividend Reinvestment and Cash Purchase Plan (unaudited)

Credit Suisse High Yield Bond Fund (the “Fund”) offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) to its common stockholders. The Plan offers common stockholders a prompt and simple way to reinvest net investment income dividends and capital gains and other periodic distributions in shares of the Fund’s common stock. Computershare Trust Company, N.A. (“Computershare”) acts as Plan Agent for stockholders in administering the Plan.

If your shares of common stock of the Fund are registered in your own name, you will automatically participate in the Plan, unless you have indicated that you do not wish to participate and instead wish to receive dividends and capital gains distributions in cash. If you are a beneficial owner of the Fund having your shares registered in the name of a bank, broker or other nominee, you must first make arrangements with the organization in whose name your shares are registered to have the shares transferred into your own name. Registered shareholders can join the Plan via the Internet by going to www.computershare.com, authenticating your online account, agreeing to the Terms and Conditions of online “Account Access” and completing an online Plan Enrollment Form. Alternatively, you can complete the Plan Enrollment Form and return it to Computershare at the address below.

By participating in the Plan, your dividends and distributions will be promptly paid to you in additional shares of common stock of the Fund. The number of shares to be issued to you will be determined by dividing the total amount of the distribution payable to you by the greater of (i) the net asset value per share (“NAV”) of the Fund’s common stock on the payment date, or (ii) 95% of the market price per share of the Fund’s common stock on the payment date. If the NAV of the Fund’s common stock is greater than the market price (plus estimated brokerage commissions) on the payment date, then Computershare (or a broker-dealer selected by Computershare) shall endeavor to apply the amount of such distribution on your shares to purchase shares of Fund common stock in the open market.

You should be aware that all net investment income dividends and capital gain distributions are taxable to you as ordinary income and capital gain, respectively, whether received in cash or reinvested in additional shares of the Fund’s common stock.

The Plan also permits participants to purchase shares of the Fund through Computershare. You may invest $100 or more monthly, with a maximum of $100,000 in any annual period. Computershare will purchase shares for you on the open market on the 25th of each month or the next trading day if the 25th is not a trading day.

There is no service fee payable by Plan participants for dividend reinvestment. For voluntary cash payments, Plan participants must pay a service fee of $5.00 per transaction. Plan participants will also be charged a pro rata share of the brokerage commissions for all open market purchases ($0.03 per share as of October 2021). Participants will also be charged a service fee of $5.00 for each sale and brokerage commissions of $0.03 per share (as of October 2021).

You may terminate your participation in the Plan at any time by notifying Computershare or requesting a sale of your shares held in the Plan. Your withdrawal will be effective immediately if your notice is received by Computershare prior to any dividend or distribution record date; otherwise, such termination will be effective only with respect to any subsequent dividend or distribution. Your dividend participation option will remain the same unless you withdraw all of your whole and fractional Plan shares, in which case your participation in the Plan will be terminated and you will receive subsequent dividends and capital gains distributions in cash instead of shares.

Credit Suisse High Yield Bond Fund

Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)

If you want further information about the Plan, including a brochure describing the Plan in greater detail, please contact Computershare as follows:

By Internet:	www.computershare.com

By phone:	(800) 730-6001 (U.S. and Canada)
(781) 575-3100 (Outside U.S. and Canada)

Customer service associates are available from 9:00 a.m. to 5:00 p.m. Eastern time, Monday through Friday

By	mail: Credit Suisse High Yield Bond Fund
c/o Computershare
P.O. Box 30170
College Station, TX 77842-3170

Overnight correspondence should be sent to:

Computershare
211 Quality Circle, Suite 210
College Station, TX 77845

All notices, correspondence, questions or other communications sent by mail should be sent by registered or certified mail, return receipt requested.

The Plan may be terminated by the Fund or Computershare upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution.

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

DHY-SAR-0422

Item 2. Code of Ethics.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(g) of Schedule 14A in its definitive proxy statement dated December 27, 2021.

Item 11. Controls and Procedures.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s most recent fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)	Not applicable.

(b)	The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CREDIT SUISSE HIGH YIELD BOND FUND

/s/John G. Popp
Name: John G. Popp
Title: Chief Executive Officer and President

Date: June 30, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/John G. Popp
Name: John G. Popp
Title: Chief Executive Officer and President

Date: June 30, 2022

/s/Omar Tariq
Name: Omar Tariq
Title: Chief Financial Officer and Treasurer

Date: June 30, 2022